SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive proxy statement
☐ Definitive Additional Materials
☑ Soliciting Material Pursuant to Rule 14a-12

DALEEN TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DALEEN TECHNOLOGIES, INC.

NOTICE OF SALE OF SERIES A PREFERRED STOCK

June 16, 2004

Dear Series F Stockholder:

     Daleen Holdings, Inc. (“Daleen Holdings”) is a wholly-owned subsidiary of Daleen Technologies, Inc. (referred to herein as the “Company” and “we,” “us” or “our”). This notice is being sent to you as a holder of our Series F Convertible Preferred Stock, par value $0.01 per share (the “Series F Preferred Stock”), pursuant to which you are entitled to participate in the sale of shares of Daleen Holdings’ Series A Convertible Redeemable PIK Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), pursuant to the terms, and subject to the conditions, of the Series A Convertible Redeemable PIK Preferred Stock Investment Agreement, dated as of May 7, 2004, that is attached hereto as Exhibit A (the “Investment Agreement”).

     Under the terms, and subject to the conditions, of the Investment Agreement, Quadrangle Capital (together with certain of its affiliates) has agreed to purchase an aggregate of 250,000 shares of the Series A Preferred Stock for an aggregate purchase price of $25,000,000. Behrman Capital II, L.P. (“Behrman”) and Strategic Entrepreneur Fund II, L.P. (“SEF”) have agreed to purchase 50,000 shares of the Series A Preferred Stock for an aggregate purchase price of $5,000,000, subject to certain reductions.

     The Investment Agreement provides that, up to 10,000 of the 50,000 shares of Series A Preferred Stock to be purchased by Behrman and SEF may instead be purchased by holders of the Series F Preferred Stock other than Behrman and SEF (the “Other Series F Holders”), on the same terms and conditions as set forth in the Investment Agreement, including price ($100 per share). The aggregate purchase price for all shares that may be purchased by the Other Series F Holders is accordingly $1,000,000. In the event that the Other Series F Holders express a desire to purchase in excess of an aggregate of 10,000 shares, the 10,000 shares of Series A Preferred Stock will be allocated among the participating Other Series F Holders on a pro rata basis in accordance with their current ownership of the Series F Preferred Stock.

     If you intend to participate and to purchase the Series A Preferred Stock, you must give us notice of your desire to purchase and we must receive your notice via mail or facsimile to the address or facsimile number listed below no later than June 28, 2004. If you elect to purchase, you must become a party to the Investment Agreement, the Stockholders’ Agreement (attached hereto as Exhibit B), the Registration Rights Agreement (attached hereto as Exhibit C), and the Transaction Support Agreement, dated as of May 7, 2004, (attached hereto as Exhibit D). If you elect to purchase, please return an executed Joinder in the form attached hereto as Exhibit E (“Joinder”) to the foregoing transaction documents.

     If this offer is oversubscribed, we will notify you as soon as possible of the pro rated amount of the Series A Preferred Stock that you may purchase. IF WE DO NOT RECEIVE A NOTICE FROM YOU BY JUNE 28, 2004, WE WILL ASSUME THAT YOU HAVE CHOSEN NOT TO PURCHASE THE SERIES A PREFERRED STOCK.

     The Company, Daleen Holdings, and certain other parties plan to engage in a series of transactions in addition to those contemplated by the Investment Agreement, including a merger of an indirectly wholly-owned subsidiary of the Company with and into the Company, with the Company surviving as a wholly-owned subsidiary of Daleen Holdings (the “Merger”), and an acquisition by

Daleen Holdings of all of the outstanding stock of Protek Telecommunications Solutions Limited. These transactions are more fully described in the preliminary proxy statement and Schedule 13E-3 (the “Preliminary Proxy”) filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2004, by us. You will be receiving a definitive proxy statement and notice of a special meeting of stockholders to vote upon the Merger and other related transactions under separate cover. This notice is solely related to your rights as a holder of the Series F Preferred Stock.

     This notice is neither a solicitation of a proxy, an offer to purchase nor a solicitation of an offer to sell shares of any securities of the Company. The Company intends to file with the SEC and deliver all forms, proxy statements, notices and documents required under state and federal law regarding the Merger. Upon satisfactory completion of the SEC’s review and comment on the preliminary proxy materials, the Company will call a special meeting of its stockholders to vote on the Merger and will file with the SEC and mail to the Company’s stockholders definitive proxy materials. Before making any voting decisions, you are urged to carefully read the definitive proxy materials regarding the Merger in their entirety, when they become available, because they will contain important information about the Merger.

     Copies of the preliminary proxy materials, ancillary agreements to the Investment Agreement and other agreements related to the transactions described above have been filed by the Company with the SEC and are available free of charge at the SEC’s website at http://www.sec.gov. In addition, copies of the definitive proxy materials and any amendments or supplements thereto may be obtained without charge, as they become available, at the SEC’s website. You may also obtain a free copy of any of these documents (including exhibits and schedules omitted from the Company’s public filings) upon your request directed to the address set forth below. You may contact us at the number provided below with any requests for additional information regarding the transactions described in this notice.

     The Company and certain of its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the approval of the Merger by the stockholders. Certain executive officers and directors of the Company have interests in the Merger, and these interests will be described in the definitive proxy materials when they become available.

     Please return this notice, all requests for documents and all questions related to this notice to the following address:

Dawn Landry
Vice President and General Counsel
Daleen Technologies, Inc.
902 Clint Moore Road, Suite 230
Boca Raton, Florida 33487
Phone (561) 981-2106
Facsimile (561) 981-1106

     Thank you for your prompt attention to this matter.

Sincerely,

DALEEN TECHNOLOGIES, INC.

ELECTION/REJECTION NOTICE

THE UNDERSIGNED WILL NOT PARTICIPATE.

THE UNDERSIGNED WILL PURCHASE $ IN PRINCIPAL AMOUNT OF THE SERIES A PREFERRED STOCK*

*PLEASE INCLUDE AN EXECUTED JOINDER TO THE INVESTMENT AGREEMENT.

Name of Series F Preferred Stockholder

By:

Title:

                                                                       EXHIBIT A

                                                               EXECUTION VERSION

--------------------------------------------------------------------------------

               SERIES A CONVERTIBLE REDEEMABLE PIK PREFERRED STOCK

                              INVESTMENT AGREEMENT

                                  BY AND AMONG

                             DALEEN HOLDINGS, INC.,

                         QUADRANGLE CAPITAL PARTNERS LP,

                         QUADRANGLE SELECT PARTNERS LP,

                        QUADRANGLE CAPITAL PARTNERS-A LP,

                            BEHRMAN CAPITAL II, L.P.,

                                       AND

                      STRATEGIC ENTREPRENEUR FUND II, L.P.

                             DATED AS OF MAY 7, 2004

--------------------------------------------------------------------------------

         4.14.    Assumptions, Guarantees, etc. of Indebtedness of
                  Other Persons.............................................  6

         4.15.    Daleen Merger Agreement and Protek Stock

                                     - i -

                                     - ii -

                                    EXHIBITS

Exhibit A         Certificate of Incorporation
Exhibit B         Certificate of Designations
Exhibit C         Form of Stockholders' Agreement
Exhibit D         Form of Registration Rights Agreement
Exhibit E         Form of Equity Incentive Plan

                                    SCHEDULES

Schedule 4.11     Employee Matters
Schedule 7.2      Trigger Event Metrics

                                    - iii -

                             TABLE OF DEFINED TERMS

                   TERM                                     SECTION
                   ----                                     -------

Additional Investor or Additional Investors                1(c)
Additional Investors Maximum Purchase Amount               1(c)
Affiliate                                                  9.1
Agreement                                                  Preamble
Behrman                                                    Preamble
Behrman Investors                                          Preamble
Bridge Loan Agreement                                      9.1
Certificate of Incorporation                               1(d)
Certificate of Designations                                1(d)
Closing                                                    2
Closing Date                                               2
Common Stock                                               4.3(a)
Company                                                    Preamble
Competing Transaction                                      9.1
Contract                                                   9.1
Daleen                                                     Preamble
Daleen Merger                                              Preamble
Daleen Merger Agreement                                    9.1
GAAP                                                       8.2(a)
Investor or Investors                                      Preamble
Investor Indemnified Party                                 8.2(a)
Known or to the Knowledge                                  9.1
Material Adverse Effect                                    4.1
Merger Sub                                                 Preamble
Minimum Offering Amount                                    Preamble
Note Purchase Agreement                                    9.1
Offering                                                   Preamble
Offering Price                                             Preamble
Parent Indemnitees                                         9.1
Parties                                                    Preamble
Person                                                     9.1
Protek                                                     Preamble
Protek Stock Purchase                                      Preamble
Protek Stock Purchase Agreement                            9.1
Quadrangle Investors                                       Preamble
Registration Rights Agreement                              6.3(e)
SEF                                                        Preamble
Securities Act                                             4.5
Sellers                                                    9.1
Senior Preferred Stock                                     7.2
Series A Preferred Stock                                   Preamble
Series F Holder                                            1(c)
Share Exchange                                             9.1

                                     - iv -

                   TERM                                    SECTION
                   ----                                    -------

Special Escrow                                             9.1
Stockholders' Agreement                                    6.3(d)
Subsidiary                                                 9.1
Transaction Documents                                      9.1
Transaction Support Agreement                              9.1
Trigger Event                                              7.2

                                      - v -

               SERIES A CONVERTIBLE REDEEMABLE PIK PREFERRED STOCK

                              INVESTMENT AGREEMENT

                                AS OF MAY 7, 2004

      The parties to this Series A Convertible Redeemable PIK Preferred Stock
Investment Agreement (this "Agreement") are Daleen Holdings, Inc., a newly formed Delaware corporation (the "Company"), Quadrangle Capital Partners LP, a
Delaware limited partnership, Quadrangle Select Partners LP, a Delaware limited partnership, Quadrangle Capital Partners-A LP, a Delaware limited partnership
(collectively, the "Quadrangle Investors"), Behrman Capital II, L.P., a Delaware
limited partnership ("Behrman"), Strategic Entrepreneur Fund II, L.P., a
Delaware limited partnership ("SEF," and, together with Behrman, the "Behrman
Investors"), and any other investors who now or hereafter become signatories to this Agreement (each, including each Quadrangle Investor and each Behrman
Investor, an "Investor" and collectively, the "Investors"; together with the
Company, the "Parties"). Certain terms used in this Agreement, but not otherwise defined in context, are defined in Section 9.1.

      A.    The Company is seeking funding for general corporate and working capital purposes and to effect the closing of the Daleen Merger (as defined below) and the Protek Stock Purchase (as defined below). In this connection, the
Company desires to issue and sell at least 300,000 shares of its Series A
Convertible Redeemable PIK Preferred Stock, par value $0.01 per share (the
"Series A Preferred Stock"), for an aggregate purchase price of $30,000,000 (the
"Minimum Offering Amount"). The offering of the Series A Preferred Stock on the terms and subject to the conditions described in this Agreement, including the
Exhibits hereto, is referred to in this Agreement as the "Offering." Each
Investor desires to purchase shares of Series A Preferred Stock from the
Company, all on the terms and subject to the conditions set forth in this
Agreement. The per share purchase price for each share of Series A Preferred
Stock to be sold pursuant to this Agreement is $100 (the "Offering Price").

      B.    Concurrently with, or immediately following, the closing of the transactions described in this Agreement, the Company intends to (i) cause its newly formed, wholly-owned Subsidiary, Parallel Acquisition, Inc., a Delaware corporation ("Merger Sub"), to merge with and into Daleen Technologies, Inc., a
Delaware corporation ("Daleen"), pursuant to the Daleen Merger Agreement (the
"Daleen Merger") and (ii) purchase all of the shares of the outstanding capital stock of Protek Telecommunications Solutions Limited, a company organized under the laws of England and Wales ("Protek"), pursuant to the Protek Stock Purchase
Agreement (the "Protek Stock Purchase"). Upon consummation of the Daleen Merger and the Protek Stock Purchase, each of Daleen and Protek will be a wholly-owned
Subsidiary of the Company.

      C.    As a condition to the closing of the transactions described in this
Agreement, the Parties shall enter into the Transaction Documents.

      Accordingly, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the Parties, intending to be legally bound, agree as follows:

      1.    Sale of Series A Preferred Stock.

            (a)   Subject to the other provisions of this Agreement, the Company shall issue and sell to each Quadrangle Investor, and each Quadrangle Investor shall purchase from the Company, shares of Series A Preferred Stock in the amount set forth next to the name of each Quadrangle Investor on the signature pages to this Agreement, for a price per share equal to the Offering Price, payable by wire transfer of immediately available funds at the Closing (as defined below).

            (b)   Subject to the other provisions of this Agreement, the Company shall issue and sell to each Behrman Investor, and each Behrman Investor shall purchase from the Company, shares of Series A Preferred Stock in the respective amounts set forth next to the name of each Behrman Investor on the signature pages to this Agreement (subject to the reduction of such amounts pursuant to
Section 1(c)), for a price per share equal to the Offering Price, payable by the sale and assignment to the Company by the Behrman Investors at the Closing of
the promissory notes issued to the Behrman Investors under the Bridge Loan
Agreement, in accordance with the Note Purchase Agreement.

            (c)   As soon as is practicable after the date hereof (subject to compliance with any applicable law), the Company shall give written notice to each holder of Series F Convertible Preferred Stock, par value $0.01 per share, of Daleen (each, a "Series F Holder") of the sale of Series A Preferred Stock to the Behrman Investors contemplated by the preceding Section 1(b). If any Series
F Holder notifies the Company of its desire to purchase shares of Series A
Preferred Stock within ten (10) days after the date of the Company's written notice and prior to the Closing (each, an "Additional Investor" and collectively, the "Additional Investors"), the aggregate number of shares of
Series A Preferred Stock to be purchased by each Behrman Investor shall be reduced, on a pro rata basis, by the aggregate number of shares of Series A
Preferred Stock to be sold to such Additional Investor(s), and each such
Additional Investor, as a condition to such purchase, shall become a party to this Agreement as an "Investor" by executing and delivering counterpart signature pages hereto and shall enter into the other Transaction Documents with the other Parties hereto. The Additional Investors may purchase aggregate shares of Series A Preferred Stock pursuant to this Section 1(c) with a maximum aggregate Offering Price of $1,000,000 (the "Additional Investors Maximum
Purchase Amount"). If the Additional Investors desire collectively to purchase shares of Series A Preferred Stock in excess of the Additional Investors Maximum
Purchase Amount, the Additional Investors Maximum Purchase Amount shall be purchased by the Additional Investors and shall be allocated among the
Additional Investors pro rata based upon the amounts set forth in the written notices furnished to the Company by the Additional Investors.

            (d)   The shares of Series A Preferred Stock sold and purchased
pursuant to this Agreement shall have the designations, powers, preferences, and other special rights and limitations set forth in the Certificate of
Incorporation attached as Exhibit A to this Agreement (the "Certificate of
Incorporation") and the Certificate of Designations of Series A Convertible
Redeemable PIK Preferred Stock attached as Exhibit B to this Agreement (the
"Certificate of

Designations"), each of which shall be adopted and filed by the Company with the
Secretary of State of the State of Delaware.

      2.    Closing. The closing of the purchase and sale of the Series A
Preferred Stock to the Investors (the "Closing") shall take place at the offices of Kirkpatrick & Lockhart LLP located at 599 Lexington Avenue, New York, New
York, upon satisfaction or waiver of the conditions set forth in Section 6 and immediately prior to, or concurrent with, the consummation of the transactions contemplated by the Daleen Merger Agreement and the Protek Stock Purchase
Agreement, unless otherwise agreed to by the Company, the Quadrangle Investors, and the Behrman Investors. At the Closing, the Company shall deliver to each
Investor a certificate or certificates in definitive form representing the respective number of shares of Series A Preferred Stock being purchased by such
Investor under this Agreement, against payment to the Company of the purchase price for the shares of Series A Preferred Stock by certified check, wire transfer, or any combination thereof. The date and time of the Closing is hereinafter referred to as the "Closing Date."

      3.    Reserved.

      4.    Representations and Warranties of the Company. The Company
represents and warrants to each Investor as follows:

            4.1.  Organization. The Company and Merger Sub are corporations incorporated, validly existing, and in good standing under the laws of the State of Delaware, and each of the Company and Merger Sub has the requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted. Each of the Company and Merger Sub is qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the conduct of its business or the ownership of its properties currently requires such qualification and being in good standing, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material
Adverse Effect. The term "Material Adverse Effect" means any change or effect that is or is reasonably likely to be materially adverse to the business, results of operations, or financial condition of the Company and its
Subsidiaries taken as a whole, or otherwise affects the ability of the Company to consummate the transactions contemplated hereby, except for such changes or effects that are the result of general economic conditions affecting the
Company's industry generally. The Company is a newly formed corporation that was incorporated to effect the transactions contemplated in this Agreement, the
Daleen Merger Agreement and the Protek Stock Purchase Agreement. Merger Sub is a
newly formed, wholly-owned Subsidiary of the Company that was incorporated to effect the transactions contemplated in the Daleen Merger Agreement. Neither the
Company nor Merger Sub has conducted any business other than as set forth in or contemplated by this Agreement, the Daleen Merger Agreement, and the Protek
Stock Purchase Agreement.

            4.2.  Power and Authority. The Company has the requisite power and authority to enter into this Agreement and the other Transaction Documents and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this
Agreement and the other Transaction Documents, and the performance by the
Company of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby or thereby have been duly and validly authorized by all necessary action on the part of the Company, its Board of
Directors and stockholders. This Agreement is and, as of the Closing, each of the other Transaction Documents will be a valid and binding obligation of the
Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and to the general principles of equity. The shares of
Series A Preferred Stock (together with the shares of Common Stock (as defined in Section 4.3(a) below) issuable upon conversion of the shares of Series A
Preferred Stock) to be issued, sold, and delivered in accordance with the terms of this Agreement have been duly authorized by all required action of the
Company's Board of Directors and its stockholders.

            4.3.  Capitalization.

                  (a)   The Company's authorized capital stock consists of
4,000,000 shares of Common Stock, $0.01 par value per share (the "Common
Stock"), of which no shares are issued and outstanding as of the date hereof, and 500,100 shares of Preferred Stock, $0.01 par value per share, of which 100 shares have been designated as Junior Preferred Stock, all of which are issued and outstanding as of the date hereof and held of record and beneficially by
Daleen.

                  (b)   Except as contemplated by this Agreement, the Daleen
Merger Agreement or the Protek Stock Purchase Agreement, no equity securities are required to be issued by the Company or Merger Sub by reason of any currently existing options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any capital stock of the Company or Merger Sub, as applicable, and there are no Contracts, commitments, understandings, or arrangements by which the Company or Merger Sub is bound to issue additional shares of its respective capital stock, or options, warrants or rights to purchase or acquire any additional shares of its respective capital stock. The
Company is not a party or subject to any agreement or understanding, nor, to the
Knowledge of the Company, is there any agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

            4.4.  Valid Issuance. The Series A Preferred Stock that is being purchased by the Investors hereunder, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under the Transaction Documents and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock being purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of
Incorporation and Certificate of Designations, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under the Transaction Documents and under applicable state and federal securities laws.

            4.5.  Registration Rights. Except as contemplated in the Transaction
Documents, Daleen Merger Agreement, or the Protek Stock Purchase Agreement, the
Company

is presently not under any obligation and has not granted any rights to register under the Securities Act of 1933, as amended (the "Securities Act"), any of its presently outstanding securities or any of its securities that may be subsequently issued.

            4.6.  Subsidiaries. The Company owns, beneficially and of record, all of the outstanding capital stock of Merger Sub. The Company does not own, nor has it ever owned, directly or indirectly, any equity interest in any other corporation, partnership, limited liability company, joint venture or other entity.

            4.7.  Offerees; Regulation D. None of the Company, its directors and officers, its Affiliates nor, to the Company's Knowledge, any Person acting as an agent for or on behalf of the Company has, directly or indirectly, sold, offered for sale, or solicited offers to buy any of the shares of Series A
Preferred Stock by means of any form of general solicitation or general advertising or otherwise so as to bring the offer, issuance or sale of the shares of Series A Preferred Stock as contemplated by this Agreement within the registration requirements of Section 5 of the Securities Act, or within the registration or qualification requirements of any "blue sky" or securities laws of any state or other jurisdiction of the United States of America. Assuming each Investor hereunder is an "accredited investor" within the meaning of
Regulation D under the Securities Act, the offering, issuance and sale of the shares of Series A Preferred Stock pursuant to this Agreement is exempt from the registration provisions of the Securities Act and neither the Company, nor any authorized representative, will take any action that would result in the loss of such exemption. The Company is not disqualified from relying on the exemption provided in Regulation D under the Securities Act as provided in Rule 507 of
Regulation D.

            4.8.  Litigation. Except as set forth on Schedule 4.8, there is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company or Merger Sub or affecting any of their properties or assets.

            4.9.  Compliance with Laws and Other Instruments. The Company is in compliance with all applicable provisions of this Agreement, the Daleen Merger
Agreement, the Protek Stock Purchase Agreement and of its respective charter and bylaws, and, in all material respects with the applicable provisions of each statute and regulation by which it is bound or to which it or its properties are subject. Neither the execution, delivery or performance of this Agreement and the other Transaction Documents nor the consummation of the transactions contemplated hereby and thereby, nor the offer, issuance, sale or delivery of the shares of Series A Preferred Stock, with or without the giving of notice or passage of time, or both, will violate, or result in any breach of, or constitute a default under, or result in the imposition of any encumbrance upon any asset of the Company pursuant to any provision of its charter or bylaws, or any statute, rule or regulation, or other document or instrument by which the
Company is bound or to which it or any of its properties are subject.

            4.10. Real Property. Neither the Company nor the Merger Sub own,
lease or have any other interest in any real property.

            4.11. Employee Matters. Except as set forth on Schedule 4.11, neither the Company nor the Merger Sub has any employees nor do they have in effect any employment

agreements, consulting agreements, deferred compensation, severance, pension or retirement agreements or arrangements, bonus, incentive or profit-sharing plans or arrangements, or labor or collective bargaining agreements, written or oral.

            4.12. Contracts and Commitments. Except for, and as contemplated by, this Agreement, any other Transaction Document, the Daleen Merger Agreement and the Protek Stock Purchase Agreement, neither the Company nor the Merger Sub is subject to any additional Contracts, obligations or commitments.

            4.13. No Brokers or Finders. No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company.

            4.14. Assumptions, Guarantees, etc. of Indebtedness of Other
Persons. Neither the Company nor the Merger Sub has assumed, guaranteed, endorsed or otherwise become directly or contingently liable on or for any indebtedness for borrowed money of any other Person.

            4.15. Daleen Merger Agreement and Protek Stock Purchase Agreement.
All representations and warranties of the Company and the Merger Sub set forth in the Daleen Merger Agreement and the Protek Stock Purchase Agreement are true and correct in all material respects as of the date hereof, and subject to any updated schedules permitted thereunder, will be true and correct in all material respects as of the Closing, except for any inaccuracies that would not, individually or in the aggregate, reasonably be expected to have a Material
Adverse Effect on the Company.

            4.16. No Other Representations or Warranties. Except as expressly set forth in this Section 4, the Company makes no other representation or warranty, express or implied, at law or in equity, with respect to the Company, the Company's business operations or future financial performance, or the Series
A Preferred Stock.

      5.    Representations and Warranties of the Investors. Each Investor
hereunder, severally and not jointly, represents and warrants to the Company as follows:

            5.1.  Finders. No broker's, finder's or any similar fee has been or will be incurred by or on behalf of the Investor in connection with the origin, negotiation, execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.

            5.2.  Investment Representations.

            (a)   The Investor understands that the shares of Series A Preferred
Stock and any shares of Common Stock issued on conversion thereof have not been registered under the Securities Act, or any state or foreign securities act and are being issued to the Investor by reason of specific exemptions under the provisions thereof that depend in part upon the other representations and warranties made by the Investor in this Agreement.

            (b)   The Investor understands that the shares of Series A Preferred
Stock and any shares of Common Stock issued on conversion thereof are
"restricted securities" under applicable federal securities laws and that the
Securities Act and the rules of the Securities and Exchange Commission promulgated thereunder provide in substance that the Investor may dispose of shares of Series A Preferred Stock only pursuant to an effective registration statement under the Securities Act or an exemption from registration, if available.

            (c)   The Investor is acquiring the shares of Series A Preferred
Stock for investment only and not with a view to, or in connection with, any resale or distribution of any of the shares of Series A Preferred Stock. The
Investor has no present intention of making any sale, assignment, pledge, gift, transfer or other disposition of its shares of Series A Preferred Stock or any interest therein.

            (d)   The Investor has not received, paid or given, directly or
indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of the shares of Series A Preferred Stock.

            (e)   The Investor is an "accredited investor" as such term is
defined in Rule 501 under Regulation D promulgated under the Securities Act and was not organized for the specific purpose of acquiring shares of Series A
Preferred Stock.

            (f)   The Investor has sufficient Knowledge and experience in
investing in companies similar to the Company in terms of the Company's early stage of development so as to be able to evaluate the risks and merits of its investment in the Company's Series A Preferred Stock and it is able financially to bear the risks thereof.

            (g)   The Investor has had an opportunity to discuss the Company's business, management, and financial affairs with the Company's executive officers. The Investor has also had an opportunity to ask questions and receive answers from the executive officers of the Company concerning the terms and conditions of the offering of the Series A Preferred Stock and to obtain the information it believes necessary or appropriate to evaluate the suitability of an investment in the Series A Preferred Stock.

            5.3.  Organization; Authority; Enforceability. The Investor has full power and authority to enter into this Agreement and the other Transaction
Documents and to perform fully its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The Investor has the funds, or access to the funds, necessary to perform fully its obligations hereunder. The execution and delivery of this Agreement and the other
Transaction Documents and the performance by the Investor of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Investor. Each of this Agreement and the other Transaction
Documents is a valid and binding obligation of the Investor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and transfer, reorganization, receivership, moratorium, and other similar laws affecting the rights and remedies of creditors generally and to the general principles of equity.

      6.    Conditions to Closing.

            6.1.  Conditions to Each Investor's Obligations. In addition to the conditions set forth in Section 6.3, the obligations of each Investor under this
Agreement shall be subject to the fulfillment and satisfaction, at or prior to the Closing, or the written waiver thereof by the Quadrangle Investors of the following conditions:

            (a)   Representations and Warranties; Covenants. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (except for any exceptions thereto specifically contemplated by this Agreement or specifically required to effect the transactions contemplated by the Daleen Merger Agreement and the Protek Stock
Purchase Agreement in connection with the Daleen Merger and Protek Stock
Purchase) on and as of the Closing Date with the same force and effect as though made on and as of such date (other than those representations and warranties which address matters only as of a certain date, which shall be true and correct in all material respects as of such certain date). The Company shall have complied in all material respects with all covenants contained in this
Agreement. The Company shall have delivered to each Investor a certificate dated as of the Closing Date and signed by the Chief Executive Officer of the Company to the foregoing effect and to the effect that all of the conditions in this
Section 6.1 have been satisfied.

            (b)   No Injunction. No injunction or restraining order shall be in effect or overtly threatened in writing that restrains or prohibits the consummation of the transactions contemplated hereby or that would materially limit or materially and adversely affect an Investor's ownership of the Series A
Preferred Stock, and no proceedings for such purpose shall be pending, and no federal, state, local or foreign law, rule or regulation shall have been enacted that prohibits, restricts or delays in any material respect the consummation of the transactions contemplated hereby. All authorizations, approvals or permits of any governmental authority or regulatory body of the United States or any state that are required in connection with the lawful issuance and sale of
Series A Preferred Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

            (c)   No Material Adverse Change. There shall not have occurred
after the date hereof, or as of the Closing Date, any event, change, occurrence, or circumstance that has had or would reasonably be expected to have a Material
Adverse Effect on the Company.

            (d)   Securities Law Compliance. The issuance of the shares of
Series A Preferred Stock shall be in compliance in all material respects with all applicable United States federal and state securities laws.

            (e)   Certificate of Designations. The Board of Directors of the
Company shall have duly approved, and the Company shall have filed with the
Secretary of State of the State of Delaware, the Certificate of Designations.

            (f)   Certified Documents. The Company's Secretary shall have
executed and delivered to the Investors a certificate certifying the Company's bylaws, Certificate of Incorporation, Certificate of Designation and the
resolutions of the Board of Directors and

stockholders of the Company, as appropriate, with respect to the transactions contemplated by this Agreement and the other Transaction Documents.

            (g)   Good Standing. The Company shall have delivered to the
Investors evidence of the good standing of the Company and the Merger Sub in the
State of Delaware issued by the Secretary of State of the State of Delaware and
dated within a recent date of the Closing Date and evidence of its authority to do business in any states where such authority is, as of the date hereof, required.

            (h)   Share Certificate. The Company shall have delivered to each
Investor a duly authorized and executed certificate evidencing the shares of
Series A Preferred Stock being purchased by each such Investor hereunder.

            (i)   Incentive Plan. The Company shall have adopted an equity
incentive plan substantially in the form attached hereto as Exhibit E.

            (j)   Board Composition. The Company's Board of Directors shall be expanded to seven (7) members, and concurrently with and effective immediately upon the Closing, the Board of Directors shall be comprised as provided in the
Stockholders Agreement.

            6.2.  Conditions to Company's Obligations. In addition to the conditions set forth in Section 6.3, the obligations of the Company under this
Agreement shall be subject to the fulfillment and satisfaction, at or prior to the Closing, or the written waiver thereof by the Company, of the following conditions:

            (a)   Representations and Warranties; Covenants. The representations and warranties of each Investor contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date. Each Investor purchasing in such Closing shall have complied in all material respects with all covenants contained herein to be complied with by such Investor at or prior to the Closing
Date.

            (b)   Payment of Purchase Price. The Company shall have received payment for the shares of Series A Preferred Stock purchased by each Investor, by wire transfer in immediately available funds at the Closing and, with respect to the Behrman Investors, by delivery of the promissory notes issued to the
Behrman Investors under the Bridge Loan Agreement, in accordance with the Note
Purchase Agreement.

            6.3.  Conditions to Obligations of Company and the Investors. The
respective obligations of the Company and each Investor under this Agreement shall be subject to the fulfillment and satisfaction, at or prior to the
Closing, or the written waiver thereof by the Company and the Quadrangle
Investors, of the following conditions:

            (a)   Minimum Offering Amount. The Company shall have received from the Investors participating in the Offering at least the Minimum Offering
Amount.

            (b)   Daleen Merger. The conditions to the consummation of the
transactions contemplated by the Daleen Merger Agreement set forth in Article
VII of the Daleen Merger

Agreement shall have been satisfied or waived in the manner set forth therein and the Company, Merger Sub, and Daleen shall be prepared to close, simultaneously with or immediately after the closing of the transactions contemplated by this Agreement, the Daleen Merger.

            (c)   Protek Stock Purchase. The conditions to the consummation of the transactions contemplated by the Protek Stock Purchase Agreement set forth in Section 9 of the Protek Stock Purchase Agreement shall have been satisfied or waived in the manner set forth therein and the Company and Protek shall be prepared to close, simultaneously with or immediately after the closing of the transactions contemplated by this Agreement, the Protek Stock Purchase.

            (d)   Stockholders' Agreement. The Stockholders' Agreement among the
Company, the Investors, and the other stockholders of the Company party thereto, in substantially the form attached hereto as Exhibit C (the "Stockholders'
Agreement"), shall have been executed and delivered by the Company and the other parties thereto.

            (e)   Registration Rights Agreement. The Registration Rights
Agreement among the Company, the Investors, and the other stockholders of the
Company party thereto, in substantially the form attached hereto as Exhibit D
(the "Registration Rights Agreement"), shall have been executed and delivered by the Company and the other parties thereto.

      7.    Covenants of the Company.

            7.1.  Pre-Closing Covenants. The Company covenants and agrees that from and after the date hereof and until the earlier of (i) the Closing Date or
(ii) the date that this Agreement is terminated in accordance with Section 9.3, the Company will operate its business in the ordinary course consistent with its prior practices and shall:

            (a)   use commercially reasonable efforts to cause each of the
conditions to the Investors' obligations to Closing to occur or be satisfied or waived;

            (b)   use commercially reasonable efforts to cause each of its
representations and warranties contained herein to be true and correct in all material respects on the Closing Date (except for any exceptions thereto specifically contemplated by this Agreement or specifically required to effect the transactions contemplated by the Daleen Merger Agreement and the Protek
Stock Purchase Agreement in connection with the Daleen Merger and Protek Stock
Purchase) and promptly notify each Investor of any matter hereafter arising that would cause any representation and warranty of the Company in this Agreement to be untrue in any material respect;

            (c)   not, other than as required to consummate the transactions contemplated by the Transaction Documents, the Daleen Merger Agreement, and the
Protek Stock Purchase Agreement, increase the number of shares authorized or issued and outstanding of its capital stock, grant or make any pledge, option, warrant, call, commitment, right or agreement of any character relating to its capital stock, issue or sell any shares of its capital stock or securities convertible into such capital stock or any bonds, promissory notes, debentures or other corporate securities or become obligated so to sell or issue any such securities or obligations; and

            (d)   not effect, undertake, or agree to effect any amendment,
waiver, or modification of any right or provision, or exercise any right, contained in the Daleen Merger Agreement, the Protek Stock Purchase or the
documents entered into in connection therewith without the prior written consent of the Quadrangle Investors, which consent shall not be unreasonably withheld in respect of such amendment, waivers, or modifications which are not material to the transactions contemplated by the Daleen Merger Agreement or Protek Stock
Purchase Agreement.

            7.2.  Purchase of Senior Preferred Stock. From and after the occurrence of a Trigger Event (as defined below) until three months following the occurrence of a Trigger Event, the Investors shall have the option, exercisable by the Quadrangle Investors upon written notice to the Company, to purchase from the Company, and the Company shall issue and sell to such
Investors, upon and after receipt of such notice, shares of a series of
Preferred Stock of the Company senior to the Series A Preferred Stock (the
"Senior Preferred Stock"), at a price per share equal to the Offering Price, pro rata to each such electing Investor in proportion to such electing Investor's combined ownership of Series A Preferred Stock and Series A-1 Convertible
Redeemable PIK Preferred Stock, par value $0.01 per share, of the Company, up to a number of shares of Senior Preferred Stock with an aggregate maximum purchase price of $5,000,000. The shares of Senior Preferred Stock shall be entitled to receive a dividend equal to 25% per annum and shall be redeemable at any time at the option of the Company. The holders of shares of the Senior Preferred Stock shall have the option to require that the Company exchange the shares of Senior
Preferred Stock for a number of shares of Series A Preferred Stock of equal value which are valued at the Series A Stated Amount (as defined in the
Certificate of Designations) and entitled to any accrued but unpaid dividends thereon since the Closing. As used herein, "Trigger Event" means the Company's failure to achieve the cash balance trigger level and at least one of the two remaining financial trigger levels at and as of the end of any measurement period beginning on the Closing Date, all as determined and more fully described on Schedule 7.2.

      8.    Survival; Indemnification.

            8.1.  Survival. The representations, warranties, agreements, rights, and covenants of the Company and the Investors made in or pursuant to this
Agreement shall survive the Closing until 30 days after receipt by the Investors of audited financial statements of the Company for the fiscal year ended
December 31, 2005. Any representation, warranty or covenant that is the subject of a claim or dispute asserted in writing prior to the expiration of the survival period set forth above shall survive with respect to such claim or dispute until the final resolution thereof.

            8.2.  Indemnification.

            (a)   The Company shall indemnify each Investor and its respective directors, officers, partners, members, employees and representatives (each of the foregoing, an "Investor Indemnified Party") from and against any and all loss, demand, claim, allegation, assertion, action or cause of action, assessment, damage, liability, cost, expense, fine, penalty, judgment, award or settlement (including interest and reasonable attorneys' fees), whether or not involving a third-party claim incurred by any such Investor Indemnified Party due to, based upon or otherwise in respect of (i) any inaccuracy in, or any breach of, any representation or warranty of

the Company in this Agreement (or in any certificate, schedule or other document delivered on behalf of the Company hereunder), (ii) any breach of any covenant or agreement of the Company contained in this Agreement or the other Transaction
Documents, or (iii) any breach of a representation or warranty by any party other than the Company under the Daleen Merger Agreement or the Protek Stock
Purchase Agreement for which the Company and the Merger Sub may seek indemnification in accordance with the terms and conditions of the Daleen Merger
Agreement and Protek Stock Purchase Agreement; provided, however, in the case of an indemnification under Section 8.2(a)(iii), the Company shall only be obligated to the Investor Indemnified Parties (x) if such breaches of representations do not expressly arise in respect of, or result in, an identified payment obligation (if such payment is due or would otherwise require accrual in accordance with generally accepted accounting principles ("GAAP") of the Company, and (y) if such breaches do arise in respect of, or result in, an identified payment obligation (if such payment is due or would otherwise require accrual in accordance with GAAP) to the Company, only to the extent the amounts recoverable for such breaches are in excess of the specifically identified payment obligation. The Quadrangle Investors may waive any indemnification obligations in favor of the Investor Indemnified Parties pursuant to Section
8.2(a)(iii) on behalf of the Investor Indemnified Parties.

            (b)   Each Investor shall indemnify the Company from and against any and all loss, demand, claim, allegation, assertion, action or cause of action, assessment, damage, liability, cost, expense, fine, penalty, judgment, award or settlement, whether or not involving a third-party claim, incurred by the
Company due to, based upon or otherwise in respect of (i) any inaccuracy in, or any breach of, any representation or warranty of such Investor in this Agreement or (ii) any breach of any covenant or agreement of such Investor contained in this Agreement or the other Transaction Documents.

            (c)   No Party shall be liable to any other Party for incidental, indirect, special, exemplary, punitive, or consequential damages.

      9.    Miscellaneous.

            9.1.  Definitions. In addition to the other terms defined elsewhere in this Agreement, the following terms used in this Agreement have the meanings set forth below:

            "Affiliate" has the meaning given that term in Rule 405 of the
Securities Act.

            "Bridge Loan Agreement" means that certain Subordinated Bridge Loan
Agreement, dated as of the date hereof, by and among the Company and the Behrman
Investors.

            "Competing Transaction" has the meaning set forth in Section 6.05 of the Daleen Merger Agreement.

            "Contract" means any agreement, contract, lease, indenture, mortgage, instrument, commitment or other arrangement or understanding, oral or written, formal or informal, to which the Company is a Party or by which it or its assets are bound.

            "Daleen Merger Agreement" means that certain Agreement and Plan of
Merger and Share Exchange, dated as of the date hereof, by and among the
Company, Merger Sub,

Daleen, the Behrman Investors, and the other parties thereto, providing for, among other things, the consummation of the Daleen Merger.

            "Known," "to the Knowledge" or similar variations thereof means (a)
with respect to a natural Person, the actual knowledge, after due inquiry, of such Person or (b) with respect to any other Person, the actual knowledge, after due inquiry, of such Person's executive officers.

            "Note Purchase Agreement" means that certain Note Purchase
Agreement, dated as of the date hereof, by and among the Company and the Behrman
Investors.

            "Parent Indemnitees" has the meaning set forth in Section 9.01(a) of the Daleen Merger Agreement.

            "Person" means and includes an individual, a corporation, an association, a partnership, a limited liability company, a trust, a joint venture, an unincorporated organization, a business, any court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority or instrumentality (federal, state, local, or foreign), or any other legal entity.

            "Protek Stock Purchase Agreement" means that certain Stock Purchase
Agreement, dated as of the date hereof, by and among the Company, Protek, and the other parties thereto, providing for, among other things, the consummation of the Protek Stock Purchase.

            "Sellers" has the meaning set forth in the first introductory paragraph to the Stock Purchase Agreement.

            "Share Exchange" has the meaning set forth in the introductory paragraphs to the Daleen Merger Agreement.

            "Special Escrow" has the meaning set forth in Section 2.05(a) of the
Daleen Merger Agreement.

            "Subsidiary" means, with respect to any Person (the "Owner"), any corporation or other Person of which securities or other interests having the power to elect a majority of the corporation's or other Person's board of directors, supervisory board, or similar governing body, or otherwise having the power to direct the business and affairs of that corporation or other Person are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the
Company.

            "Transaction Documents" means, collectively, this Agreement, the
Stockholders' Agreement, the Registration Rights Agreement, and the Transaction
Support Agreement dated as of the date hereof by and among the Company and the other signatories thereto (the "Transaction Support Agreement").

            9.2.  Construction. As used in this Agreement, unless the context otherwise requires: (a) references to "Section" are to a section of this
Agreement; (b) all "Exhibits" and "Schedules" referred to in this Agreement are to Exhibits and Schedules attached to this Agreement and are incorporated into this Agreement by reference and made a part of this

Agreement; (c) "include," "includes" and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import; and (d) the headings of the various sections and other subdivisions of this Agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions of this Agreement.

            9.3.  Termination. Anything in this Agreement to the contrary notwithstanding, this Agreement:

            (a)   subject to the provisions of the Transaction Support
Agreement, may be terminated at any time by mutual written consent of the
Quadrangle Investors and the Company;

            (b)   may be terminated by the Quadrangle Investors if the aggregate amount of all claims for indemnification under Section 9.01(d) of the Daleen
Merger Agreement to which Parent Indemnitees would be entitled prior to the
Closing Date exceeds or would reasonably be expected to exceed, after giving effect to the limitations on indemnification in Section 9.01(e) of the Daleen
Merger Agreement and to all offsets pursuant to Section 9.04 of the Daleen
Merger Agreement, $1,000,000;

            (c)   may be terminated by the Quadrangle Investors if a court of competent jurisdiction or other governmental entity shall have issued, enacted, promulgated, or enforced any law, order, judgment, decree, injunction or ruling or taken any other action (that has not been vacated, withdrawn or overturned), in each case permanently restraining, enjoining or otherwise prohibiting the
Daleen Merger, the Share Exchange, or any other transaction contemplated by the
Daleen Merger Agreement, and such law, order, judgment, ruling, injunction, order or decree shall have become final and nonappealable;

            (d)   may be terminated by the Quadrangle Investors if there shall have occurred, on the part of Daleen, a breach of any representation, warranty, covenant or agreement contained in the Daleen Merger Agreement that (i) would result in a failure of a condition set forth in Section 7.04(a) or 7.04(b) of the Daleen Merger Agreement and (ii) which is not curable or, if curable, is not cured within thirty (30) calendar days after written notice of such breach is given by the Company to Daleen;

            (e)   may be terminated by the Quadrangle Investors if (i) the board of directors of Daleen or any committee thereof shall have withdrawn, modified, changed or failed to publicly affirm, within ten (10) days after the Company's reasonable request, its approval or recommendation in respect of the Daleen
Merger Agreement, the Daleen Merger or the Share Exchange in a manner adverse to the Daleen Merger or the Share Exchange, or to the Company or the Merger Sub,
(ii) the board of directors of Daleen or any committee thereof shall have recommended any Competing Transaction, Daleen enters into an agreement relating to the Company Transaction or Daleen shall have consummated a Competing
Transaction; (iii) Daleen shall have violated or breached in any material respect any of its obligations under Section 6.05 of the Daleen Merger Agreement or (iv) the board of directors of Daleen or any committee thereof shall have resolved to take any of the foregoing actions;

            (f)   may be terminated by the Quadrangle Investors upon a material breach of any of the representations, warranties, covenants or agreements of
Protek or any Seller contained in the Protek Stock Purchase Agreement; and

            (g)   will terminate if (i) the Daleen Merger Agreement is
terminated in accordance with the provisions thereof, (ii) the Protek Stock
Purchase Agreement is terminated in accordance with the provisions thereof, or
(iii) if the Closing does not occur on or before September 30, 2004, unless the
Investors and the Company otherwise agree in writing.

      In the event of termination, this Agreement shall become null and void and have no further force or effect, with no liability on the part of the Company and the Investors, or their respective directors, officers, agents or shareholders, with respect to this Agreement; provided, however, that, if such termination shall result from the willful failure of any Party to fulfill a condition to the performance of the obligations of the other Party, or from a willful breach of any covenant or agreement contained in this Agreement, such
Party shall be fully liable for damages incurred or sustained as a result thereof.

            9.4.  Entire Agreement; No Third-Party Beneficiaries. This
Agreement, together with any schedules hereto, the other Transaction Documents, and the documents referred to herein and therein, together with any confidentiality agreement entered into by and between the Company and any
Investor, constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof, and no other agreements, warranties, representations or covenants regarding the subject matter hereof or thereof shall be of any force of effect unless in writing, executed by the Party to be bound thereby, and dated on or after the date hereof. This Agreement is not intended to confer upon any Person other than the Parties hereto any rights or remedies.

            9.5.  Notices. Any and all notices or other communications or deliveries provided for or permitted hereunder shall be made in writing and shall be deemed to have been duly given or made for all purposes if sent by hand-delivery, registered first-class mail, facsimile, or courier guaranteeing overnight delivery, as follows:

                  (a)   if to the Company, to:

                        Daleen Holdings, Inc.
                        c/o Daleen Technologies, Inc.
                        902 Clint Moore Road, Suite 230
                        Boca Raton, FL 33487
                        Attention: General Counsel
                        Facsimile No.: (561) 981-1106

                        with a copy to:

                        Kirkpatrick & Lockhart LLP
                        Henry W. Oliver Building
                        535 Smithfield Street
                        Pittsburgh, Pennsylvania 15222-2312

                        Attention: Robert P. Zinn, Esq.
                        Facsimile No.: (412) 355-6501

                        and

                        Quadrangle Group LLC
                        375 Park Avenue
                        New York, New York 10152
                        Attention: Chief Administrative Officer
                        Facsimile number: (212) 418-1701

                  (b)   if to the Quadrangle Investors, to:

                        Quadrangle Group LLC
                        375 Park Avenue
                        New York, New York 10152
                        Attention: Chief Financial Officer
                        Facsimile number: (212) 418-1740

                        with a copy (which shall not constitute notice) to:

                        Weil, Gotshal & Manges LLP
                        100 Federal Street
                        Boston, MA 02110
                        Attention: James Westra, Esq.
                        Facsimile: (617) 772-8333

                  (c)   if to the Behrman Investors, to:

                        Behrman Capital
                        126 East 56th Street
                        New York, NY 10022
                        Attention: Dennis Sisco
                        Facsimile No.: (212) 980-7024

                        with a copy to:

                        Goodwin Procter LLP
                        Exchange Place
                        53 State Street
                        Boston, MA  02109
                        Attention: Kevin Dennis
                        Facsimile No.: (617) 523-1231

                  (d)   if to any other Investor, to such Investor at its
                        address or facsimile number set forth below its
                        signature to this Agreement or to any joinder to this
                        Agreement,

or at such other address or facsimile number as any Party specifies by notice given to the other Parties in accordance with this Section.

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if faxed; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

            9.6.  Waivers and Amendments. Subject to the restrictions set forth in the Transaction Support Agreement and except as specifically provided in the next sentence, this Agreement may be amended, superseded, canceled, renewed or extended, and any terms hereof may be waived, only by a written instrument signed by the Company and those Investors acquiring a majority of the Series A
Preferred Stock hereunder or, in the case of a waiver, by the Party waiving compliance with such terms; provided that (a) any amendment which adversely affects any Investor in a manner differently than the Investors approving such amendment shall require the written approval of such adversely affected Investor and (b) any waiver on behalf of the Investors may be effected by the Quadrangle
Investors. Notwithstanding the foregoing, Additional Investors shall become parties to this agreement in accordance with Section 1(c) hereof upon execution by the Company and such Additional Investors of a counterpart signature hereto.

            9.7.  Counterparts. This Agreement may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

            9.8.  Governing Law; Severability. This Agreement shall be governed by, construed, and enforced in accordance with the internal laws of the State of
Delaware. Should any clause, section or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement shall nevertheless continue in full force and effect.

            9.9.  Assignment. This Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors. This Agreement and all rights and obligations hereunder shall not be assignable by any Party without the prior written consent of the other Parties, except that a Party may assign its rights and duties hereunder to a Permitted Transferee (as such term is defined in the Stockholders' Agreement).

            9.10. Waiver of Jury Trial. THE PARTIES IRREVOCABLY WAIVE ANY AND
ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF
ANY NATURE ARISING FROM OR RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN
CONNECTION HEREWITH (INCLUDING THE OTHER TRANSACTION DOCUMENTS), OR ANY
TRANSACTIONS CONTEMPLATED IN ANY OF SUCH DOCUMENTS OR OTHERWISE ARISING FROM OR
RELATING TO THE OFFERING. THE PARTIES ACKNOWLEDGE THAT THE FOREGOING WAIVER IS
KNOWING AND VOLUNTARY.

            9.11. Expenses. The Company, reasonably promptly after the Closing, shall pay the reasonable legal, accounting and diligence fees and expenses incurred by (a) the Quadrangle Investors (including fees and expenses of one special counsel to be selected by the Quadrangle Investors) and (b) the Behrman
Investors (in the amount not to exceed fifty thousand dollars ($50,000)), in each case, connection with the execution and delivery of this Agreement, the other Transaction Documents and the transactions contemplated by the Daleen
Merger Agreement and the Protek Stock Purchase Agreement. Otherwise, each Party will be responsible for its own costs and expenses, including legal fees, costs, and expenses.

            9.12. Submission to Jurisdiction. Each Party to this Agreement (a)
hereby irrevocably submits itself and consents to the jurisdiction of the United
States District Court for the State of New York located in New York, New York, or the state courts of the State of New York located in New York, New York, for the purpose of any suit, action, or the Offering, or other proceeding in connection with or arising out of this Agreement, the other Transaction
Documents, or the Offering or to enforce a resolution, settlement, order or award made regarding this Agreement, the other Transaction Documents, or the
Offering, (b) hereby irrevocably waives the right to commence any suit, action or other proceeding in connection with this Agreement, the other Transaction
Documents, or the Offering in any other jurisdiction (including any foreign jurisdiction) that might otherwise be available by reason of their presence or other circumstances in connection with this Agreement, the other Transaction
Documents, or the Offering and, (c) to the extent permitted by applicable law, hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court or that the suit, action or proceeding is improper.

            9.13. Certain Understandings. This Agreement does not constitute a partnership or joint venture among the Parties.

            9.14. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, or the other
Transaction Documents, the prevailing Party shall be entitled to reasonable attorney's fees, costs and disbursements in addition to any other relief to which such Party is entitled.

                            [SIGNATURE PAGES FOLLOW]

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed on the date and year first above written.

                                                DALEEN HOLDINGS, INC.

                                                By: /s/ Gordon Quick
                                                    ----------------------------
                                                Name: Gordon Quick
                                                Title: Chief Executive Officer

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed on the date and year first above written.

                                            INVESTORS:

Number of Shares: 176,750                   QUADRANGLE CAPITAL PARTNERS LP
Aggregate Purchase Price: $17,675,000

                                            By: Quadrangle GP Investors LP, its
                                                General Partner
                                                By: Quadrangle GP Investors LLC,
                                                    its General Partner

                                                    By: /s/ M. Huber
                                                        ------------------------
                                                    Name: Michael Huber
                                                    Title: Managing Principal

Number of Shares: 9,000                     QUADRANGLE SELECT PARTNERS LP
Aggregate Purchase Price: $900,000

                                            By: Quadrangle GP Investors LP, its
                                                General Partner
                                                By: Quadrangle GP Investors LLC,
                                                    its General Partner

                                                    By: /s/ M. Huber
                                                        ------------------------
                                                    Name: Michael Huber
                                                    Title: Managing Principal

Number of Shares: 64,250                    QUADRANGLE CAPITAL PARTNERS-A LP
Aggregate Purchase Price: $6,425,000

                                            By: Quadrangle GP Investors LP, its
                                                General Partner
                                                By: Quadrangle GP Investors LLC,
                                                    its General Partner

                                                    By: /s/ M. Huber
                                                        ------------------------
                                                    Name: Michael Huber
                                                    Title: Managing Principal

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed on the date and year first above written.

                                            INVESTORS:

Number of Shares: 49,331.13                 BEHRMAN CAPITAL II, L.P.
Aggregate Purchase Price: $4,933,113.00

                                            By : Behrman Brothers, LLC, its
                                            General Partner

                                            By: /s/ Grant Behrman
                                            ------------------------------------
                                            Name: Grant Behrman
                                            Title: Managing Member

Number of Shares: 668.87                    STRATEGIC ENTREPRENEUR
Aggregate Purchase Price: $66,887.00        FUND II, L.P.

                                            By: /s/ Grant Behrman
                                                --------------------------------
                                            Name: Grant Behrman
                                            Title: General Partner

                                                                       EXHIBIT B

--------------------------------------------------------------------------------

                                    FORM OF
                             STOCKHOLDERS' AGREEMENT

                                  BY AND AMONG

                              DALEEN HOLDINGS, INC.

                                       AND

                          THE OTHER SIGNATORIES HERETO

                       DATED AS OF ____________ ___, 2004

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                    FORM OF
                            STOCKHOLDERS' AGREEMENT

                           As of __________ ___, 2004

      The parties to this Stockholders' Agreement (this "Agreement") are Daleen
Holdings, Inc., a Delaware corporation (the "Company"), Quadrangle Capital
Partners LP, a Delaware limited partnership, Quadrangle Select Partners LP, a
Delaware limited partnership, Quadrangle Capital Partners-A LP, a Delaware limited partnership (collectively with their respective Permitted Transferees
(as hereinafter defined), the "Quadrangle Investors"), Behrman Capital II, L.P.,
a Delaware limited partnership (together with its Permitted Transferees,
"Behrman"), Strategic Entrepreneur Fund II, L.P., a Delaware limited partnership
(together with its Permitted Transferees, "SEF," and together with Behrman, the
"Behrman Investors"), and those other persons who now or hereafter own or acquire Shares (as defined in Section 5.1) and become a party to this Agreement.
The Quadrangle Investors, Behrman Investors, and any other person who now or hereafter owns or acquires Shares and becomes a party to this Agreement are sometimes referred to individually as a "Stockholder" and collectively as the
"Stockholders."

      The parties wish to provide for certain matters regarding the Shares and the governance of the Company. Certain capitalized terms used in this Agreement that are not defined elsewhere are defined in Section 5.1 of this Agreement.

      Accordingly, intending to be legally bound by the terms of this Agreement, the parties agree as follows:

      1.    Restriction on Transfer of Shares.

      1.1.  Transfers to be Made Only as Permitted by this Agreement. No
Stockholder or Permitted Transferee may Transfer any Shares acquired on, before, or after the date of this Agreement, except to a Permitted Transferee or as specifically required or permitted by this Agreement, and any purported Transfer in any other manner shall be void. No Transfer may be made (a) to a Permitted
Transferee or (b) as otherwise in accordance with the terms hereunder unless the
Permitted Transferee (or his or her custodian or guardian, as applicable) or transferee pursuant to a transfer effected in accordance with the terms hereof executes and delivers a written agreement, in form and substance substantially similar to the Joinder Agreement attached hereto as Exhibit A (the "Joinder
Agreement"), agreeing to be bound by the provisions of this Agreement, and thereupon such Permitted Transferee or other such transferee thereby shall be deemed a "Stockholder," "Quadrangle Investor," "Behrman Investor," or another specified Stockholder or group of Stockholders, as and to the extent applicable, for all purposes of this Agreement; provided that any Permitted Transferee of any Behrman Investor shall be deemed a "Behrman Investor" and any other transferee of Shares held by any Behrman Investor shall be deemed a
"Stockholder" for all purposes of this Agreement. The Company shall not issue any shares of Common Stock, including, without limitation, restricted shares of
Common Stock or shares of Common Stock issued upon exercise of options, in each case granted pursuant to the Incentive Plan, unless the person to whom such shares are issued or grant is awarded executes and delivers a written agreement, in form and substance substantially similar to the Joinder Agreement, agreeing to be bound by the provisions of this Agreement as a Stockholder. For

                                      -2-

purposes of this Agreement, a "Permitted Transferee" means (a) a member of the transferring Stockholder's immediate family (as such term is defined in Rule
16a-1 under the Exchange Act) or a trust for the benefit of any of the foregoing, (b) an Affiliate of a transferring Stockholder that is not a natural person, (c) with respect to the Quadrangle Investors and the Behrman Investors
(and in addition to the foregoing Permitted Transferees identified in clauses
(a) and (b)), to any of their respective partners (general or limited) or members, any retired partners or members, or the estates or legal representatives of any such partners or members or retired partners or members, and in each case, their respective Affiliates, or (d) with respect to each of
Paul Beaumont, Ian Watterson, Michael White, Michael Kersten, and Barbara
Kalinowska, to Geoff Butcher, in accordance with the terms of that certain
Contribution and Indemnification Agreement dated as of [May ___] , 2004.

      1.2.  Legend on Certificates. Each certificate representing Shares from time to time owned by the Stockholders shall bear a legend substantially as follows:

            Transfer, sale, pledge or hypothecation of the shares
            represented by this certificate is restricted by a
            Stockholders' Agreement dated as of ___________ ___, 2004, as the same may be amended, a copy of which is on file at the office of the Corporation.

            The Company has more than one class of stock authorized to be issued. The Company will furnish without charge to each
            stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Company as set forth in the Certificate of Incorporation (as amended or
            restated) of the Company and amendments thereto filed with the
            Secretary of State of the State of Delaware.

            The shares represented by this certificate have not been
            registered under the Securities Act of 1933, as amended (the
            "Act"), or any state securities law, and may not be sold,
            pledged, hypothecated or otherwise transferred or offered for sale unless registered under that Act and such state
            securities laws or a written opinion that the proposed sale or transfer is exempt from registration under that Act and those state securities laws has been rendered by counsel for the
            Company.

together with such other legends as may be necessary or appropriate under applicable securities laws and to reflect the terms of other agreements to which the Stockholders and the Company are party.

      1.3.  Calculations. Except as otherwise provided in this Agreement, in calculating the number of "Shares" or "shares of Common Stock" held by any person for purposes of this agreement, all outstanding preferred stock, warrants, options or other securities convertible, exchangeable or

                                      -3-

exercisable into Common Stock shall, if they are convertible, exchangeable or exercisable at the time of calculation, be treated as if they had been so converted, exchanged or exercised for the number of shares of Common Stock into which they are then so convertible, exchangeable or exercisable.

      2.    Purchase and Sale of Shares.

      2.1.  Right of First Refusal.

      (a)   Subject to Section 3.2, if any Stockholder (or his or her Personal
Representative) other than a Quadrangle Investor (an "Offeree") desires to sell,
Transfer or hypothecate any or all of the Offeree's Shares to a third party
(other than a Permitted Transferee), the Offeree shall give notice to the
Company and the Quadrangle Investors, within fifteen (15) days of receipt of an offer to purchase ("Offer") or of the Offeree's intention to sell, Transfer or hypothecate all or part of such Offeree's Shares ("Offered Shares"), which notice shall set forth the name and address of the third party, the number of
Shares to be sold, the proposed purchase price and the other terms and conditions of the Offer. The Company shall have the option (exercisable by notice to the Offeree and the Quadrangle Investors given within fifteen (15)
days ("Company Election Period") after receipt of notice of the Offer from the
Offeree) to purchase all (but not fewer than all) of the Offered Shares at the same price and on the same terms specified in the Offer, except as provided in
Section 2.2.

      (b)   If the Company does not exercise its option with respect to all of the Offered Shares, then the Quadrangle Investors (or their designee, provided such designee executes and delivers to the Company a written agreement, in form and substance substantially similar to the Joinder Agreement, agreeing to be bound by the provisions of this Agreement) shall have the option, exercisable by notice to the Company and the Offeree, within thirty (30) days ("Stockholder
Election Period") after the earlier of (i) expiration of the Company Election
Period, or (ii) the receipt of notice from the Company that it will not exercise its option, to purchase any portion of the Offered Shares at the same price and on substantially the same terms specified in the Offer, except as provided in
Section 2.2; provided, however, that if (i) the Offered Shares represent 5% or less of the Shares then outstanding and (ii) the Offeree has Transferred, other than to Permitted Transferees, 5% or less of the Shares then outstanding during the prior twelve-month period, the Company and the Quadrangle Investors may only elect to purchase all of the Offered Shares.

      (c)   If neither the Company nor the Quadrangle Investors (or their designee) elect to purchase all of the Offered Shares, the Offeree (or his or her Personal Representative) may, subject to compliance with Section 3.1, within thirty (30) days after expiration of the last applicable Election Period,
Transfer the Offered Shares not so subject to offers from the Company or the
Quadrangle Investors (or their designee) to the third party upon the same terms and conditions of the Offer (but, if the Shares are not transferred within that
60-day period, they shall again be subject to this Agreement and a new right of first refusal); provided, however, that no such Transfer may be made to such third party unless the third party executes and delivers to the Company a written agreement, in form and substance substantially similar to the Joinder
Agreement, agreeing to be bound by the provisions of this Agreement.

                                      -4-

      2.2.  Closing. The closing of any purchase of Shares under this Section 2 shall be held at a place and date specified by the purchaser(s) of the Offered
Shares ("Share Purchaser(s)"), but not more than sixty (60) days after expiration of the last applicable Election Period. At such closing, the Offeree
(or his or her Personal Representative) shall deliver to the Share Purchaser(s)
a certificate or certificates for the Offered Shares, duly endorsed in blank and with all stock transfer stamps attached. Such Offered Shares shall be delivered by the Offeree to the Share Purchaser(s) thereof free and clear of all liens, security interests and other encumbrances, and the Share Purchaser(s) shall pay the purchase price for the Offered Shares (if the Share Purchaser is the
Company, net of withholding taxes, if any). The purchase price shall be payable in cash by the Share Purchaser(s) even if some of the consideration provided in the Offer was in a form other than cash, in which case the Share Purchaser(s)
and the Offeree shall in good faith, ascribe a value to such non-cash consideration. If the Share Purchaser(s) and the Offeree cannot agree on the value of the non-cash consideration, they shall retain an independent appraiser, mutually acceptable to the Share Purchaser(s) and the Offeree, and the value ascribed to the non-cash consideration by the appraiser shall be such value. The fees of such appraiser shall be split equally between the Company or the Share
Purchaser(s) (pro rata in proportion to number of shares of Common Stock held by each Share Purchaser unless the Company is the Share Purchaser) and the Offeree.
If a Stockholder's Personal Representative is selling the Shares, he or she shall deliver to the Share Purchaser(s) at the closing all applicable estate tax waivers.

      3.    Certain Rights.

      3.1.  Rights to Purchase Additional Shares.

      (a)   If the Company proposes to issue any Securities to any Quadrangle
Investor or Behrman Investor or any of their respective Affiliates other than pursuant to an Exempted Issuance (as defined below), each of the Stockholders shall have the right to purchase, upon the same terms and conditions, up to that number of those Securities equal to (i) the total number of Securities the
Company proposes to issue (ii) multiplied by a fraction, the numerator of which is the number of shares of Common Stock owned by that Stockholder (excluding any shares of Common Stock subject to vesting or forfeiture restrictions, if any)
and the denominator of which is the total number of the Company's shares of
Common Stock outstanding immediately prior to such issuance (excluding any shares of Common Stock subject to vesting or forfeiture restrictions, if any).
The Company shall give notice ("Share Purchase Notice") to the Stockholders setting forth the general terms of the offer, including the purchase price for the Securities, and the time, which shall not be fewer than twenty (20) days, within which and the terms and conditions upon which the Stockholders may purchase the Securities, which shall be the same terms and conditions upon which the person to whom the proposed issuance is to be made may purchase the
Securities. Within twenty (20) days after the date of the Share Purchase Notice, each of the Stockholders shall give irrevocable notice of his, her or its decision whether to exercise the option under this Section 3.1 or such
Stockholder shall forfeit his, her or its right to purchase Securities pursuant to this Section 3.1 with respect to the current offering only and not with respect to any future offering of Securities.

      (b)   For purposes of this Section 3.1, an "Exempted Issuance" means the issuance of any Securities: (i) pursuant to the Investment Agreement, including issuances related to the occurrence of a Trigger Event (as such term is defined in the Investment Agreement); (ii) as a

                                      -5-

stock dividend, stock split, combination, reclassification, exchange or substitution, provided that the securities issued pursuant to such transaction are limited to additional shares of Common Stock; (iii) pursuant to a registration statement under the Securities Act; or (iv) upon conversion of securities issued by the Company.

      (c)   The Company shall not be under any obligation to consummate any proposed issuance of Securities, nor shall there be any liability on the part of the Company to any Stockholders, if the Company has not consummated any proposed issuance of Securities pursuant to this Section 3.1 for whatever reason, regardless of whether it shall have delivered a Share Purchase Notice in respect of such proposed issuance.

      (d)   The Company may offer and sell Securities that are subject to the preemptive rights under this Section 3.1 without first offering such Securities to each Stockholder or complying with the procedures of this Section 3.1, so long as each Stockholder receives prompt written notice of such sales and thereafter are given the opportunity to purchase a number of such Securities as provided in this Section 3.1 within forty-five (45) days after the close of such sale and in any event no later than twenty (20) business days from receipt of the notice referred to herein on substantially the same terms and conditions as such sale.

      3.2.  Bring-Along Right.

      (a)   If at any time, the Quadrangle Investors shall vote or otherwise enter into an agreement to (i) sell at least 50% of the shares of Preferred
Stock held by the Quadrangle Investors on the date hereof, as adjusted for stock splits, dividends, mergers and recapitalizations, to persons who are not affiliated with the Quadrangle Investors, or (ii) enter into a transaction pursuant to which the Company agrees to merge with or into another entity or agrees to sell all or substantially all of the assets of the Company (in each case a "Corporate Transaction"), then the Quadrangle Investors may require that each Stockholder sell its "pro rata portion" of the Securities owned by such
Stockholder, to such person or group of persons at the same price per share and on the same terms and conditions as are applicable to the proposed sale by the
Quadrangle Investors and/or vote such Securities in favor of the Corporate
Transaction; provided, that the Stockholders shall not be required in connection with any such Corporate Transaction to make any representation, warranty or covenant other than a representation as to each such Stockholder's power and authority to effect such sale and as to such Stockholder's title to the
Securities to be sold, and any indemnification obligations of such Stockholder with respect to such representations, warranties, or covenants shall be several and not joint. Each Stockholder hereby grants to the President of the Company an irrevocable proxy, coupled with an interest, to vote all Securities owned by such Stockholder and to take such other actions to the extent necessary to carry out the provisions of this Section 3.2 in the event of any breach by such
Stockholder of its obligations hereunder. There shall be no right of first refusal and Section 2.1 shall not apply to this Section 3.2.

      (b)   The Quadrangle Investors shall send written notice of the exercise of their rights pursuant to this Section 3.2 to the Company, and the Company shall promptly send such notice to each other Stockholder, setting forth the consideration per share to be paid in such sale or Corporate Transaction and the other terms and conditions of the transaction. Within twenty (20) days following the date of the notice, each other Stockholder shall deliver to a representative of

                                      -6-

the Quadrangle Investors certificates representing a pro rata portion of the
Securities held by such Stockholder, duly endorsed in blank with all stock transfer stamps attached, and free and clear of all liens, security interests and other encumbrances, together with all other documents required to be executed in connection with the transaction. If a Stockholder shall fail to deliver such certificates, the Company shall cause the books and records of the
Company to show that such Shares are bound by the provisions of this Section 3.2 and that such Shares shall be transferred only in accordance with the terms hereof.

      (c)   If, within one hundred and twenty (120) days after the Quadrangle
Investors give the notice specified in Section 3.2(b), the sale or Corporate
Transaction has not been effected in accordance herewith, the Quadrangle
Investors shall return to each other Stockholder all certificates representing
Shares that such Stockholder delivered for sale pursuant hereto, and all the restrictions on sale or other disposition contained in this Agreement with respect to Shares owned by the Quadrangle Investors shall again be in effect.

      (d)   Promptly (but in no event later than ten (10) business days) after the consummation of the sale or Corporate Transaction pursuant to this Section
3.2, the Quadrangle Investors shall give notice thereof to each other
Stockholder, shall remit to each other Stockholder the total sales price of the
Shares of such Stockholder sold pursuant thereto, and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms thereof as may be reasonably requested by such
Stockholders.

      3.3.  Right of Co-Sale. Subject to Section 3.2 hereof, if any Offeree or
Quadrangle Investor is transferring Shares (with respect to any Quadrangle
Investor, only in respect of transfer of greater than 10% of the Shares held by such Quadrangle Investor on the date hereof, as adjusted for stock splits, dividends, mergers and recapitalizations, or after the transfer of 30% of the
Shares held by the Quadrangle Investors held on the date hereof, as adjusted for stock splits, dividends, mergers and recapitalizations) to any person other than a Permitted Transferee ("Offeror"), the Offeree shall first comply with Section
2, if applicable, then each of the Stockholders other than the Offeree or the
Quadrangle Investors, as the case may be (the "Remaining Stockholders"), shall have the option to include in the sale in place of Offered Shares that would otherwise be sold to the Offeror by the Offeree, such number (but not less than such number) of shares of Common Stock as is equal to the total number of shares of Common Stock (on an as-converted basis) to be purchased by the Offeror multiplied by a fraction, the numerator of which is the number of shares of
Common Stock held by such Remaining Stockholder and the denominator of which is the number of shares of Common Stock held by all Remaining Stockholders and the
Offeree or Quadrangle Investor, as the case may be, who desires to sell Shares pursuant to this Section 3.3. The right of participation granted to the
Remaining Stockholders pursuant to this Section 3.3 shall be exercisable by notice given to the Offeree or Quadrangle Investor, as the case may be, within twenty (20) days of receipt of the notice of proposed sale under this Section
3.3. An Offeree or Quadrangle Investor, as the case may be, may not agree to sell any shares of Common Stock to an Offeror unless the Offeror is willing to purchase Shares in the manner provided in this Section 3.3. If an Offeree or
Quadrangle Investor, as the case may be, breaches its obligations under this
Section 3.3 by failing to include the shares of Common Stock of any Remaining
Stockholder in a sale pursuant to this Section 3.3, then each Remaining
Stockholder who could not sell shares of Common Stock in accordance with this
Section 3.3 shall have the right to require the breaching Offeree or

                                      -7-

Quadrangle Investor, as the case may be, to repurchase such number of the
Remaining Stockholder's shares of Common Stock that such Remaining Stockholder would have been entitled to sell (at the price per share such Remaining
Stockholder would have been entitled to so receive) if the Offeree or Quadrangle
Investor, as the case may be, had complied with the terms of this Section 3.3.

      4.    Directors.

      4.1.  Election and Removal of Directors Generally.

      (a)   The Stockholders agree to vote all of their Shares and to take all other necessary or desirable actions within their control (whether as a stockholder, director or officer of the Company or otherwise, and including without limitation attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control
(including, without limitation, calling special board and shareholder meetings), so that:

            (i)   the Board shall be composed of seven (7) members; and

            (ii)  subject to the provisions of Section 4.1(b) and 4.1(c), the following persons shall be elected to the Board:

                  (A)   four (4) individuals designated by a Majority in
Interest of the Quadrangle Investors, subject to amendment as set forth in
Section 4.1(b) hereof; provided, however, a Majority in Interest of the
Quadrangle Investors shall have the right to change the individuals designated by them at any time upon written notice to the other Stockholders;

                  (B)   one (1) individual designated by a Majority in Interest
of the Behrman Investors;

                  (C)   the Chief Executive Officer of the Company; and

                  (D)   one individual designated by mutual agreement of the
Quadrangle Investors and the Chief Executive Officer.

      (b)   If (i) the Quadrangle Investors do not hold at least 50% of the shares of Preferred Stock held by the Quadrangle Investors on the date of this
Agreement, as adjusted for stock splits, dividends, mergers and recapitalizations, the Quadrangle Investors shall have the right to designate only three directors pursuant to Section 4.1(a)(ii)(A) above, (ii) the
Quadrangle Investors do not hold at least 25% of the shares of Preferred Stock held by the Quadrangle Investors on the date of this Agreement, as adjusted for stock splits, dividends, mergers and recapitalizations, the Quadrangle Investors shall have the right to designate only two directors pursuant to Section
4.1(a)(ii)(A) above; (iii) the Quadrangle Investors do not hold at least 12.5%
of the shares of Preferred Stock held by the Quadrangle Investors on the date of this Agreement, as adjusted for stock splits, dividends, mergers and recapitalizations, the Quadrangle Investors shall have the right to designate only one director pursuant to Section 4.1(a)(ii)(A) above; and (iv) the
Quadrangle Investors do not hold at least 5% of the shares of Preferred Stock held by the

                                      -8-

Quadrangle Investors on the date of this Agreement, the Quadrangle Investors shall not have the right to designate any directors pursuant to Section
4.1(a)(ii)(A) above. In the event that the Quadrangle Investors no longer have director designation rights with respect to any director, such director shall be designated by holders of a majority of the outstanding Capital Stock, voting on an as-converted basis. Notwithstanding the foregoing, the Quadrangle Investors may agree to transfer any or all board designation rights held by them under this Section 4.1 to any transferee of at least 25% of the shares of Preferred
Stock held by them on the date of this Agreement, as adjusted for stock splits, stock dividends, mergers and recapitalizations, and in furtherance thereof, the
Quadrangle Investors may amend this Section 4.1 in a manner consistent with the foregoing and without otherwise expanding their rights hereby, but permitting allocation thereof, effective immediately upon written notice to the Company by the Quadrangle Investors of the same. Such written notice shall be deemed an effective amendment to this Agreement and the Company shall be obligated to provide prompt notice of any such written notice and amendment to the
Stockholders.

      (c)   If the Behrman Investors do not hold at least 50% of the shares of
Preferred Stock held by the Behrman Investors on the date of this Agreement, as adjusted for stock splits, dividends, mergers and recapitalizations, the Behrman
Investors shall cease to have the right to designate one director pursuant to
Section 4.1(a)(ii)(B) above, and such director shall instead be designated by holders of a majority of the Common Stock and Preferred Stock, voting together as a class on an as-converted basis.

      (d)   Subject to Sections 4.1(b) and 4.1(c), the Preferred Holders shall vote all their Shares in accordance with the Certificate of Designations. The
Stockholders shall vote all their Shares as necessary to elect the individuals nominated as directors pursuant to this Section 4.1.

      (e)   If, for any reason, any director ceases to hold office, only the
Stockholder or Stockholders that are entitled to nominate that director shall be entitled to promptly nominate an individual to fill the vacancy so created for the unexpired term, and such appropriate Stockholders shall vote all their
Shares for the individual nominated to fill the vacancy. If the Stockholder or
Stockholders that nominated a director give written notice to all the other
Stockholders that such Stockholder or Stockholders wish to remove that director, then the appropriate Stockholders that were entitled to elect such director shall vote all their Shares in favor of removing that director and such director's removal shall be effective immediately.

      4.2.  Board Meetings. The Company shall use its best efforts to ensure that meetings of its Board are held at least four times each year and at least once each quarter. The Company shall promptly reimburse any director of the
Company for any out-of-pocket expenses incurred by him or her in attending any meeting of the Board or any committee thereof.

      4.3.  Board Committees.

      (a)   Compensation Committee. There shall be established at all times during the term of this Agreement a Compensation Committee of the Board (the
"Compensation Committee") which shall be comprised of three directors, two of whom shall be directors designated under Section 4.1(a)(ii)(A) (to the extent that such designation rights so exist and one of whom must not be a director, officer, or employee of any Quadrangle Investor or any of their Affiliates). The

                                      -9-

Compensation Committee will determine the compensation of all Senior Executive
Officers and consultants of the Company (including salary, bonus, equity participation and benefits) consistent with compensation of companies similar to the Company; provided that no member of the Compensation Committee may vote on his or her own compensation. The compensation of Senior Executive Officers and consultants shall be reviewed by the Compensation Committee on an annual basis, and the decision by a majority of the members of the Compensation Committee will control the Compensation Committee's actions.

      (b)   Audit Committee. There shall be established at all times during the term of this Agreement an Audit Committee of the Board (the "Audit Committee")
which shall be comprised of three directors, two of whom shall be directors designated under Section 4.1(a)(ii)(A) (to the extent that such designation rights so exist and one of whom must not be a director, officer, or employee of any Quadrangle Investor or any of their Affiliates). The Audit Committee shall, among other things, select, from time to time, the Company's auditors and monitor and review the internal and external audit process. The decision by a majority of the members of the Audit Committee will control the Audit
Committee's actions.

      5.    Miscellaneous.

      5.1.  Definitions. As used in this Agreement:

            "Affiliate" means a person or entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, a Stockholder.

            "Board" means the Board of Directors of the Company.

            "Capital Stock" means the Company's Common Stock and the Company's
Preferred Stock and any other class of capital stock authorized by the Company.

            "Certificate of Designations" means the Company's Certificate of
Designations of the Preferred Stock, as such may be amended;

            "Common Stock" means the Company's Common Stock, par value $0.01 per share.

            "Election Period" means the Company Election Period, the Stockholder
Election Period or the Final Election Period, as the case may be.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Incentive Plan" means any duly approved option plan or similar compensation plan for employees, consultants, or directors of the Company (as it may be amended from time to time).

            "Investment Agreement" means the Series A Convertible Redeemable PIK
Preferred Stock Investment Agreement, dated May 6, 2004, by and among the
Company, Quadrangle, Behrman, SEF, and the other signatories thereto.

                                      -10-

            "IPO" means the consummation of the initial underwritten public offering of the Company's Common Stock pursuant to an effective registration statement under the Securities Act.

            "Majority in Interest" means, with respect to Stockholders or a group or groups of Stockholders, a majority of the shares of Common Stock or
Preferred Stock held by such Stockholders, group or groups of Stockholders, as the case may be.

            "Personal Representative" means the executor or executors or the administrator or administrators of the estate of a deceased individual
Stockholder.

            "Preferred Holders" means the holders of the Preferred Stock (and their Permitted Transferees);

              "Preferred Stock" means, collectively, the Series A Convertible
Redeemable PIK Preferred Stock and the Series A-1 Convertible Redeemable PIK
Preferred Stock, each, par value $0.01 per share, of the Company;

            "Qualified Public Offering" means an underwritten public offering of shares of the Common Stock of the Company under the Securities Act by a nationally recognized investment banking firm where the shares are listed on the
New York Stock Exchange, the American Stock Exchange, the NASDAQ National
Market, or any other nationally recognized securities exchange at a public offering price per share (subject to adjustment for any stock dividend, stock split, combination, or recapitalization) at least equal to three times the
Conversion Price (as such term is defined in the Certificate of Designations ))
in an offering with gross aggregate proceeds to the Corporation, before deducting underwriting commissions, of not less than $50,000,000.

            "Securities" means the Shares and any other shares of the Company's
Capital Stock, including options and other convertible securities that entitle the holder to receive shares of the Company's Capital Stock, but does not include any debt securities that are not convertible into shares of the
Company's Capital Stock.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Shares" means any shares of Common Stock, any shares of Preferred
Stock, or any other Securities that are convertible, exchangeable or exercisable into shares of Common Stock, owned by the Stockholders, irrespective of the time and manner of acquisition; and

            "Transfer" means the making of any sale, exchange, assignment of gift, the creation of any security interest or other encumbrance, or any other transfer or disposition, whether voluntary or involuntary (including, but not limited to, by levy of execution or seizure under legal process or by operation of law), affecting title to, or the right to possession of, any Shares in the
Company.

      5.2.  Notice of Appointment of Personal Representative. The Personal
Representative of a deceased individual Stockholder shall give prompt notice of his or her appointment, setting forth the address to which notices under this
Agreement shall be given to the Personal Representative.

                                      -11-

      5.3.  Construction. As used in this Agreement, unless the context otherwise requires: (a) references to "Section" are to a section of this
Agreement; (b) all "Exhibits" referred to in this Agreement are to Exhibits attached to this Agreement and are incorporated into this Agreement by reference and made a part of this Agreement; (c) "include," "includes" and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import; and (d) the headings of the various sections and other subdivisions of this Agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions of this Agreement.

      5.4.  Remedies. The parties will be irreparably damaged if this Agreement is not specifically enforced. If any dispute arises concerning any Transfer or other disposition of Shares under this Agreement, an injunction may be issued restraining the Transfer or other disposition, pending the determination of the controversy, without any bond or other security being required. If any dispute arises concerning the right or obligation to purchase, sell or vote any Shares under this Agreement, the right or obligation shall be specifically enforceable in a court of competent jurisdiction upon application or petition by the Company or any Stockholder. If any dispute results in litigation, the prevailing party shall be entitled to recover from the losing party all costs and expenses, including reasonable attorneys' fees and expenses, incurred in enforcing any rights of the prevailing party.

      5.5.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in Delaware.

      5.6.  Assignment. This Agreement shall not be assignable except as expressly provided herein, and shall be binding upon and inure to the benefit of the respective successors and assigns of the Company and the respective successors, permitted assigns, heirs and legal representatives of the
Stockholders.

      5.7.  Severability. If any provision of this Agreement, or the application of any provision to any person or circumstance, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of that provision to other persons or circumstances shall not be affected but shall be enforced to the full extent permitted by law.

      5.8.  Waivers. The failure of a party to insist upon strict adherence to any terms of this Agreement on any occasion shall not be considered a waiver, or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

      5.9.  Notices. Any notice or other communication under this Agreement shall be in writing and shall be considered given when hand-delivered, mailed by registered, return receipt requested mail, sent by facsimile, or sent by courier guaranteeing overnight delivery to the parties at the following addresses (or at such other address as a party may specify by notice to the others):

                                      -12-

      (a)   if to the Company, to:

            Daleen Holdings, Inc.
            c/o Daleen Technologies, Inc.
            902 Clint Moore Road, Suite 230
            Boca Raton, FL  33487
            Attention: General Counsel
            Facsimile No.: (561) 981-1106

            with a copy to:

            Kirkpatrick & Lockhart LLP
            Henry W. Oliver Building
            535 Smithfield Street
            Pittsburgh, Pennsylvania  15222-2312
            Attention:  Robert P. Zinn, Esq.
            Facsimile No.: (412) 355-6501

            and

            Quadrangle Group LLC
            375 Park Avenue
            New York, New York 10152
            Attention:  Chief Administrative Officer
            Facsimile number: (212) 418-1701

            and a copy (which shall not constitute notice) to:

            Weil, Gotshal & Manges LLP
            100 Federal Street
            Boston, MA 02110
            Attention: James Westra, Esq.
            Facsimile: (617) 772-8333

      (b)   if to Quadrangle, to:

            Quadrangle Group LLC
            375 Park Avenue
            New York, New York 10152
            Attention: Chief Financial Officer
            Facsimile number: (212) 418-1740

            with a copy (which shall not constitute notice) to:

            Weil, Gotshal & Manges LLP
            100 Federal Street
            Boston, MA 02110

                                      -13-

            Attention: James Westra, Esq.
            Facsimile: (617) 772-8333

      (c)   if to the Behrman Investors, to:

            Behrman Capital
            126 East 56th Street
            New York, NY 10022
            Attention: Dennis Sisco
            Facsimile No.: (212) 980-7024

            with a copy to:

            Goodwin Procter LLP
            Exchange Place
            53 State Street
            Boston, MA  02109
            Attention: Kevin Dennis
            Facsimile No.: (617) 523-1231

      (d)   if to a Preferred Holder, to such Preferred Holder at its address or facsimile number set forth below its signature to this Agreement or any joinder to this Agreement;

      (e)   if to any other Stockholder, to such Stockholder at its address or facsimile number set forth below its signature to this Agreement or any joinder to this Agreement.

      5.10. Stockholder Groups. Except as otherwise expressly set forth in this
Agreement, any determinations, consents or other actions to be taken under or with respect to this Agreement by any group of Stockholders (and including their
Permitted Transferees unless so specified) may be made, granted or taken by those Stockholders who own a Majority in Interest of the shares of Common Stock
(determined on an as-converted basis) owned by that group and such determination, consent or other action shall be binding upon all members of that group. In no event shall any member of a group have any fiduciary duty to any other members of the group or to any other Stockholder with respect to any determination, consent or other action taken under or with respect to this
Agreement.

      5.11. Amendment; Additional Holders.

      (a)   Except as otherwise expressly provided in this Agreement, the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Quadrangle Investors; provided that any such amendment, waiver or supplement which (i) disproportionately adversely affects the then existing rights of the Behrman Investors in respect of the shares of Preferred
Stock in a manner differently than the Quadrangle Investors shall require the consent of a Majority in Interest of the Behrman Investors; and (ii)
disproportionately adversely affects the then existing rights of any Stockholder other than the Quadrangle Investors and the Behrman

                                      -14-

Investors in a manner differently than the Quadrangle Investors and the Behrman
Investors shall require the consent of such of a Majority in Interest of the
Stockholders other than the Quadrangle Investors and the Behrman Investors.
Except as otherwise provided in this Agreement, the provisions of Section 4.1 hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of Section 4.1 hereof may not be given without the consent of the Stockholder whose director designation rights would be affected by such amendment, modification, supplement or consent.

      (b)   The Company shall have the right, without the consent or vote of any of the Stockholders being required, to amend this Agreement for the purpose of adding additional present or future holders of Securities of the Company to the
Agreement as a "Stockholder". Any such persons added to this Agreement shall not be designated as a member of an existing or new group of Stockholders or simply a holder of Shares and not a member of any group.

      (c)   Each Stockholder hereby appoints the Company as its true and lawful representative and attorney-in-fact in its name, place and stead to make, execute, sign, acknowledge and swear to any amendment, modification, supplement, waiver or consent to this Agreement so long as such amendment, modification, supplement, waiver or consent has been approved as required pursuant to this
Section 5.11. The foregoing power-of-attorney is coupled with an interest in favor of the Company and is irrevocable and shall survive, and shall not be affected by, any Stockholder's death, incompetency, termination, bankruptcy, insolvency or dissolution provided that the power-of-attorney shall terminate at such time as the Stockholder ceases to be a Stockholder. The foregoing power-of-attorney may be exercised by the Company either by signing separately as attorney-in-fact for each Stockholder or, after listing the names of the
Stockholders, by a single signature of the Company acting as attorney-in-fact for all of them.

      5.12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute but a single instrument.

      5.13. No Rights of Employment. Nothing in this Agreement shall confer on any Stockholder any right to be employed by the Company or to perform services for the Company or to interfere in any way with the right of the Company to terminate the Stockholder's employment or services or to give the Stockholder any claim against the Company in respect of any such termination.

      5.14. Complete Agreement. This Agreement contains a complete statement of all the arrangements among the parties with respect to its subject matter and supersedes all existing agreements among them concerning that subject matter. To the extent there is, in any of the below listed agreements (the "Other
Stockholders' Agreements"), any conflict in the provisions of such Other
Stockholders' Agreements relating to (i) stockholder voting rights or obligations, (ii) any rights or obligations with respect to the sale or Transfer of the Company's securities, including any rights of first refusal or any restrictions on Transfer, (iii) any restrictions in connection with a public offering or sale of the Company's securities (such as a lock-up agreement), or
(iv) if a different legend shall be required with respect to any securities that are the subject of such Other Stockholders' Agreements, the provisions of the
Other Stockholders' Agreements shall supercede the inconsistent provisions of this Agreement. The Other

                                      -15-

Stockholders' Agreements are: (A) any restricted stock award agreement between the Company and any grantee of the Company's Common Stock under the Incentive
Plan, (B) any stock option plan agreement (including the form of notice of exercise) between the Company and any grantee of options under the Incentive
Plan, or (C) any subscription agreement between the Company and any investor with respect to the purchase of the Company's Common Stock or any other security of the Company.

      5.15. Termination.

      (a)   Anything herein to the contrary notwithstanding, this Agreement may be terminated at any time by unanimous written consent of all of the parties to this Agreement.

      (b)   The provisions of this Agreement, unless sooner terminated in accordance with their terms, will terminate upon the earlier of (i) the consummation of a Qualified Public Offering, or (ii) the consummation of any other IPO if upon or prior thereto all shares of Preferred Stock have been converted into Common Stock.

                                      -16-

            IN WITNESS WHEREOF, the parties hereto have caused this
Stockholders' Agreement to be signed on the date and year first above written.

            THE COMPANY:                DALEEN HOLDINGS, INC.

                                        By:___________________________________
                                        Name:
                                        Title:

                                        Address:

           [Signature Page For the Stockholders' Agreement dated as of
                             ____________ ___, 2004]

          IN WITNESS WHEREOF, the parties hereto have caused this Stockholders'
Agreement to be signed on the date and year first above written.

PREFERRED HOLDERS:                   QUADRANGLE CAPITAL PARTNERS LP

                                        By: Quadrangle GP Investors LP, its
                                            General Partner
                                            By: Quadrangle GP Investors LLC, its
                                                General Partner

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                                     QUADRANGLE SELECT PARTNERS LP

                                        By: Quadrangle GP Investors LP, its
                                            General Partner
                                            By: Quadrangle GP Investors LLC, its
                                                General Partner

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                                     QUADRANGLE CAPITAL PARTNERS-A LP

                                        By: Quadrangle GP Investors LP, its
                                            General Partner
                                            By: Quadrangle GP Investors LLC, its
                                                General Partner

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

           [Signature Page For the Stockholders' Agreement dated as of
                          _________________ ___, 2004]

            IN WITNESS WHEREOF, the parties hereto have caused this
Stockholders' Agreement to be signed on the date and year first above written.

PREFERRED HOLDERS:                      BEHRMAN CAPITAL II, L.P.

                                        By: Behrman Brothers, LLC, its General
                                            Partner

                                        By: ___________________________________
                                        Name:
                                        Title:

                                        STRATEGIC ENTREPRENEUR FUND II, L.P.

                                        By: ___________________________________
                                        Name:
                                        Title: General Partner

           [Signature Page For the Stockholders' Agreement dated as of
                          _________________ ___, 2004]

            IN WITNESS WHEREOF, the parties hereto have caused this
Stockholders' Agreement to be signed on the date and year first above written.

STOCKHOLDERS:

                                     ___________________________________________
                                     Name:
                                     Address:

                                     ___________________________________________
                                     Name:
                                     Address:

                                     ___________________________________________
                                     Name:
                                     Address:

                                     ___________________________________________
                                     Name:
                                     Address:

                                     ___________________________________________
                                     Name:

           [Signature Page For the Stockholders' Agreement dated as of
                          _________________ ___, 2004]

                                                                       EXHIBIT C

--------------------------------------------------------------------------------

                                    FORM OF

                         REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                              DALEEN HOLDINGS, INC.

                                       AND

                          THE OTHER SIGNATORIES HERETO

                        DATED AS OF __________ ___, 2004

--------------------------------------------------------------------------------

                                    FORM OF
                         REGISTRATION RIGHTS AGREEMENT

                             _____________ ___, 2004

      The parties to this Registration Rights Agreement (this "Agreement") are
Daleen Holdings, Inc., a Delaware corporation (the "Company"), those Persons (as defined below) listed on Schedule A attached hereto, and those other Persons who now or hereafter become signatories to this Agreement. Certain terms used in this Agreement, but not otherwise defined in context, are defined in Section 1.

      The Company, the Quadrangle Investors, Behrman, SEF, and certain others are parties to the Investment Agreement, pursuant to which and subject to the terms and conditions thereof, the Quadrangle Investors, Behrman, SEF, and the other investor signatories thereto are purchasing newly-issued shares of Series
A Preferred Stock from the Company. One of the conditions to the Investment
Agreement is that the Company grant certain registration rights to the
Quadrangle Investors, Behrman, SEF, and certain the other parties.

      The parties to this Agreement, intending to be legally bound hereby, agree as follows:

      1.    Definitions. As used in this Agreement, the following terms have the following meanings:

      "Advice" has the meaning given to that term in the last paragraph of
Section 5.

      "Affiliate" has the meaning given to that term in Rule 405 of the
Securities Act.

      "Associate" has the meaning given to that term in Rule 405 of the
Securities Act.

      "Behrman" means Behrman Capital II, L.P., a Delaware limited partnership, a party to the Investment Agreement.

      "Common Stock" means the Common Stock, par value $0.01 per share, of the
Company, as such par value may be changed from time to time.

      "Conversion Shares" means shares of Common Stock issued in connection with the conversion (whether voluntary or automatic) of shares of Preferred Stock.

      "Demand" has the meaning given to that term in Section 3.1(a).

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Form S-3 Demand" has the meaning given to that term in Section 3.3(a).

      "Initiating Form S-3 Holders" has the meaning given to that term in
Section 3.3(a).

                                      -2-

      "Initiating Holder" means a Person or those Persons who hold more than 50%
of the outstanding shares of Preferred Stock and the Conversion Shares, considered collectively as "Initiating Holders."

      "Investment Agreement" means that certain Series A Convertible Redeemable
PIK Preferred Stock Investment Agreement, dated as of May 6, 2004, by and among the Company, the Quadrangle Investors, Behrman, SEF, and the other parties thereto, as the same may hereafter be amended, restated, or otherwise modified from time to time.

      "IPO" means an initial underwritten public offering of shares of Common
Stock pursuant to an effective Registration Statement.

      "Lock-Up Period" has the meaning given to that term in Section 4.

      "Notice of Demand" has the meaning given to that term in Section 3.1(a).

      "Permitted Transferee" means any Person who acquires Registrable
Securities in a transaction in which (a) such person acquires (x) all of the
Registrable Securities of the transferor or (y) at least 10% of the then outstanding Preferred Stock or Conversion Shares, (b) the Company is given prior notice of the proposed acquisition and (c) the acquiring person agrees in writing to be bound by all provisions of any agreements with the Company to which the transferor is party or by which the Registrable Securities proposed to be transferred are bound or to which they are subject, including, without limitation, this Agreement, the Stockholders' Agreement, and, to the extent applicable, the Investment Agreement.

      "Person" means an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

      "Preferred Stock" means the Series A Convertible Redeemable PIK Preferred
Stock and Series A-1 Convertible Redeemable PIK Preferred Stock, each par value
$0.01 per share, of the Company, as such par value may be changed from time to time.

      "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments and supplements to such prospectus, including post-effective amendments, and all information incorporated by reference in such prospectus.

      "Quadrangle Investors" means, collectively, Quadrangle Capital Partners,
LP, Quadrangle Select Partners LP, and Quadrangle Capital Partners-A LP, each a
Delaware limited partnership and a party to the Investment Agreement.

      "Registrable Securities" means (a) the Conversion Shares, (b) any shares of Common Stock owned as of the date hereof or acquired hereafter by the
Quadrangle Investors, Behrman, or SEF, (c) any shares of Common Stock acquired after the date hereof by a party to this Agreement by virtue of the conversion, exchange, or exercise of any preferred stock, warrants, options, or other securities into Common Stock (regardless of the date such securities are

                                      -3-

purchased or otherwise acquired), or issued in a stock split, merger, recapitalization, reorganization or combination, stock dividend or similar event in respect of any of the shares referred to in clauses (a), (b), and (c) of this definition (excluding, however, any shares purchased in a public offering or in an open market transaction following an IPO by any Person who is not an
Affiliate of the Company) and (d) solely for purposes of Sections 3.2, 3.3, 7
(to the extent applicable), and 8, any shares of Common Stock owned as of the date hereof or hereafter acquired by the parties to this Agreement other than the Quadrangle Investors, Behrman, or SEF and other than those shares acquired under the Plan or upon exercise of securities issued under the Plan; provided that such shares are registered for sale on Form S-8 under the Securities Act;
provided, however, that any security that was initially a Registrable Security shall cease to be a Registrable Security (i) upon the sale thereof pursuant to an effective Registration Statement, (ii) upon the sale or other transfer thereof to any Person other than a Permitted Transferee, or (iii) with respect to any holder of Registrable Securities at such time as (A) such Registrable
Securities are registered for sale under Form S-8 under the Securities Act and that form is available for the sale of Registrable Securities by their holder or
(B) the holder of Registrable Securities is entitled to sell all of his
Registrable Securities within three (3) months under Rule 144(k) or Regulation S of the Securities Act or otherwise without restriction under the Securities ACT.

      "Registration Expenses" means all registration and filing fees, fees with respect to filings required to be made with the National Association of
Securities Dealers, Inc. and/or NASD Regulation, Inc. (collectively, "NASD"), the fees and expenses of any "qualified independent underwriter" (as negotiated between the Company and such underwriter), if any, that is required to be retained by any holder of Registrable Securities in accordance with the rules and regulations of NASD (but specifically excluding any Selling Expenses), fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel for the underwriters or sellers of Registrable Securities in connection with blue sky qualifications of the
Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), printing expenses, automated document preparation expenses, messenger, telephone and distribution expenses associated with the preparation and distribution of any
Registration Statement, any Prospectus, and amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, all fees and expenses associated with the listing of any Registrable Securities on any securities exchange or exchanges or automated quotation system, any fees or expenses of complying with Federal securities or blue sky laws, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audits required by or incident to any registration statement), any fees and expenses of underwriters customarily paid by issuers (but specifically excluding any Selling Expenses), the fees and expenses of other Persons retained by the Company, and the reasonable fees and disbursements of one counsel to the holders of the
Registrable Securities that are being sold, selected by the holders of more than
50% of the Registrable Securities that are being sold.

      "Registration Statement" means any registration statement of the Company filed under the Securities Act, including the Prospectus forming a part thereof, amendments and supplements

                                      -4-

to such Registration Statement, including post-effective amendments, and all exhibits to and all information incorporated by reference in such Registration
Statement.

      "Requesting Holder" has the meaning given to that term in Section 3.2(a).

      "SEC" means the United States Securities and Exchange Commission.

      "SEF" means Strategic Entrepreneur Fund II, L.P., a Delaware limited partnership, a party to the Investment Agreement.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Selling Expenses" means, with respect to any holder of Registrable
Securities, all underwriting discounts, selling commissions and stock transfer or documentary stamp taxes, if any, applicable to any Registrable Securities registered and sold by such holder, and all fees and disbursements of any counsel for such holder (other than any counsel fees expressly constituting a
Registration Expense as defined in this Agreement).

      "Selling Holders" has the meaning given to that term in Section 3.1(a).

      "Stockholders' Agreement" means that certain Stockholders' Agreement, dated as of the date hereof, by and among the Company, the Quadrangle Investors,
Behrman, SEF, and the other parties thereto, as the same may be amended, restated, or otherwise modified from time to time.

      "Underwritten Offering" means an offering registered under the Securities
Act in which securities are sold to an underwriter, whether on a "firm commitment," "best efforts," or other basis, for reoffering to the public.

      2.    Securities and Holders Subject to this Agreement. This Agreement shall not apply to the registration of any securities other than shares of
Common Stock constituting Registrable Securities. The only Persons who shall have any rights or obligations under this Agreement are the "holders of
Registrable Securities" and their respective Permitted Transferees. In calculating the number of Registrable Securities held by any Person, all outstanding preferred stock, warrants, and options or other securities then convertible, exchangeable, or exercisable into Registrable Securities shall be treated as if they had been converted, exchanged, or exercised.

      3.    Registration of Registrable Securities.

      3.1   Demand Registration.

      (a)   Demand and Notice Procedures. Subject to the other provisions of this Agreement, any Initiating Holder shall have the right, exercisable by making a written request to the Company (a "Demand"), to require that the
Company effect the registration in accordance with the provisions of the
Securities Act of the offering and sale of any of the Registrable Securities held by such Initiating Holder if the reasonably anticipated aggregate price to the

                                      -5-

public would equal or exceed $50,000,000 and the shares would be listed on the
New York Stock Exchange, the American Stock Exchange, the NASDAQ National
Market, or any other nationally recognized securities exchange. Upon receipt of a Demand, the Company shall within 15 days give written notice (a "Notice of
Demand") of the Demand to all other holders of Registrable Securities, and the
Company shall use its commercially reasonable efforts to file a Registration
Statement with the SEC to effect such Demand, at the earliest practicable date, but not later than 120 days after receipt of the Demand, of (i) the offering and sale of the Registrable Securities that the Company has been so required to register by such Initiating Holder, and (ii) the offering and sale of all other
Registrable Securities that the Company has been requested to register by the holders thereof (such holders together with the Initiating Holders being hereinafter referred to as the "Selling Holders") by written request given to the Company within 20 days after the Company has given the Notice of Demand.

      (b)   Effective Registration Statement. A registration requested pursuant to this Section 3.1 shall not be deemed to have been effected (i) unless a
Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration
Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the
Selling Holders thereof set forth in such Registration Statement, unless the failure to so dispose of such Registrable Securities shall be caused solely by reason of a failure on the part of the Selling Holders; provided, however, that such period need not exceed 180 days, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Selling Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than solely by reason of a failure on the part of the
Selling Holders.

      (c)   Selection of Underwriters. The underwriter or underwriters of each
Underwritten Offering of the Registrable Securities so to be registered shall be selected by the Initiating Holder and shall be reasonably acceptable to the
Company.

      (d)   Priority in Requested Registration. If the managing underwriter of any Underwritten Offering of Registrable Securities shall advise the Company in writing (and the Company shall so advise each Selling Holder of Registrable
Securities requesting registration of such advice) that, in its opinion, the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Initiating Holder exercising the Demand for the Registrable
Securities requested to be included in such registration, the Company, except as otherwise provided in this Section 3.1(d), shall include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, all Registrable Securities requested to be included in such registration by the Initiating Holder exercising such Demand and such
Registrable Securities under clauses (a), (b) and (c) of the definition of
"Registrable Securities" requested to be included in such registration pursuant to this Section 3.1, and (ii) second, Registrable Securities requested to be included in such registration by the Selling Holders other than the Initiating
Holder exercising such Demand and the Selling Holders holding Registrable

                                      -6-

Securities set forth in clauses (a), (b), and (c) of the definition of
"Registrable Securities," in each case allocated pro rata, as nearly as practicable, to the respective amounts of Registrable Securities requested to be included in such registration by the applicable Selling Holders (with all calculation pursuant to this sentence to be made excluding any Selling Holders who withdraw its request for registration as provided in the immediately following sentence). If the total number of Registrable Securities requested by a Selling Holder (including any Initiating Holder exercising a Demand) to be included in such registration cannot be included as provided in this Section
3.1(d) or as a result of any other registration rights granted by the Company, a
Selling Holder (including an Initiating Holder exercising a Demand) may, but shall not be required to, withdraw such Selling Holder's request for registration (or Demand) by giving written notice to the Company within 10 days after receipt of such notice from the Company. If an Initiating Holder exercising a Demand so withdraws its Demand, the Company shall not be obligated to effect the registration initiated pursuant to this Section 3.1, and, in any event, such Demand shall again become available to be exercised by such
Initiating Holder pursuant to this Section 3.1. If an Initiating Holder exercising a Demand does not so withdraw its Demand and, in connection with such registration, more than 10% of all Registrable Securities requested to be included by an Initiating Holder cannot be so included, such request shall not be counted for purposes of the number of Demands an Initiating Holder is entitled to pursuant to Section 3.1(e).

      (e)   Limitations on Demand Registrations. Only two Demands may be
exercised during the term of this Agreement. Notwithstanding anything to the contrary in this Section 3.1, the Company shall not be obligated to file a
Registration Statement pursuant to this Section 3.1 (i) during the 180 day period commencing with the effective date of any other registration statement filed by the Company under the Securities Act relating to the public offering of its Common Stock (other than on Forms S-4 or Form S-8 or any successors thereto)
or (ii) if the Company delivers to all holders of Registrable Securities, within
30 days of receipt of notice of a Demand, notice of the Company's intent to file such a registration statement within 180 days. In addition, the Company may delay the filing of any Registration Statement pursuant to this Section 3.1 one time during any twelve month period, for a reasonable period of time if, in the good faith judgment of the Company's Board of Directors, the Company would be required to include in such registration statement material information which at that time could not be publicly disclosed without materially interfering with any financing, acquisition, corporate reorganization or other material development or transaction then pending or in progress and without other material adverse consequences; provided, however, that the Company shall make such filing no later than the earlier (A) the date on which the conditions that permitted it to delay such filing no longer pertain and (B) the period ending 90 days after receipt of the Demand. In the event of any such delay, any Selling
Holder shall have the right to withdraw his, hers, or its request for registration prior to the end of such delay, and any such withdrawn request that would otherwise have been considered a Demand shall not be considered for purposes of the determining the maximum number of Demands provided for in the first sentence of this Section 3.1(e).

      3.2   Piggyback Registration.

      (a)   Right to Include Registrable Securities. If the Company at any time
(other than such time as the Company first issues Common Stock in an IPO)
proposes to register the offering

                                      -7-

and sale of shares of Common Stock under the Securities Act by registration on any form other than Forms S-4 or S-8 (or any successors thereto) or pursuant to
Section 3.3, whether for its own account or the account of one or more security holders other than any holder of Registrable Securities (the "Other Holders"), it shall each such time give prompt written notice to all holders of Registrable
Securities of the Company's intention to do so and of such holders' rights under this Section 3.2. Upon the written request of any such holder (a "Requesting
Holder") made as promptly as practicable and in any event within 20 days after the receipt of any such notice from the Company (which request shall specify the
Registrable Securities intended to be disposed of by such Requesting Holder and the intended methods of such disposition), the Company shall use its commercially reasonable efforts to effect the registration under the Securities
Act of all Registrable Securities that the Company has been so requested to register by the Requesting Holders thereof to the extent required to permit the disposition (in accordance with such intended methods thereof) of the
Registrable Securities so to be registered; provided, however, that (i) if such registration involves an Underwritten Offering to the public, all holders of
Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the
Company on the same terms and conditions as apply to the Company or the Other
Holders; and (ii) if, at any time after giving notice of the Company's intention to register any securities pursuant to this Section 3.2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all holders of Registrable
Securities and, thereupon, shall be relieved of its obligation to register any
Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of holders under Section
3.1. If a registration pursuant to this Section 3.2(a) involves an Underwritten
Offering to the public, any holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. Failure of any holder of Registrable Securities to be included in any registration under this
Section 3.2 will not preclude such holder from availing itself of its rights under this Section 3.2 in the future. No registration effected under this
Section 3.2 shall relieve the Company of its obligations to effect registrations upon request under Section 3.1.

      (b)   Priority in Piggyback Registration. Subject to Section 3.1, if the
managing underwriter of the Underwritten Offering shall inform the Company by letter of the underwriter's opinion that the number of Registrable Securities requested to be included in such registration would, in its opinion, materially adversely affect such offering, including the price at which such securities can be sold, and the Company has so advised the Requesting Holders in writing, then the Company shall include in such registration, to the extent of the number that the Company is so advised can be sold in (or during the time of) such offering,
(i) first, all securities proposed by the Company to be sold for its own account, then (ii) to the extent that the number of shares of Common Stock proposed to be sold by the Company or the Other Holders pursuant to Section
3.2(a)(i) is less than the number of shares of Common Stock that the Company has been advised can be sold in such offering without having the material adverse effect referred to above, such Registrable Securities under clauses (a), (b) and
(c) of the definition of "Registrable Securities" requested to be included in such registration pursuant to this Section 3.2, allocated pro rata

                                      -8-

among such Requesting Holders in proportion, as nearly as practicable, to the respective amounts of such Registrable Securities requested to be included in such registration, then (iii) to the extent that the number of shares of Common
Stock proposed to be sold by the Company, the Other Holders pursuant to Sections
3.2(a)(i) and Section 3.2(a)(ii) and the Requesting Holders holding Registrable
Securities set forth in clauses (a), (b) and (c) of the definition of
"Registrable Securities" pursuant to Section 3.2(b)(ii) above is less than the number of shares of Common Stock that the Company has been advised can be sold in such offering without having the material adverse effect referred to above, such Registrable Securities under clause (d) of the definition of "Registrable
Securities" requested to be included in such registration pursuant to this
Section 3.2, allocated pro rata among such Requesting Holders, as nearly as practicable, to the respective amounts of such Registrable Securities requested to be included in such registration. All other stockholders of the Company shall be excluded from the proposed offering before any Requesting Holder is required to reduce his, hers or its shares being offered under the registration statement.

      3.3   Registration on Form S-3.

      (a)   Requirements. After an IPO, the Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. If at any time or from time to time following an IPO,
(i) any holder or holders of Registrable Securities ("Initiating Form S-3
Holders") request that the Company file a registration statement under the
Securities Act on Form S-3 (or successor form thereto) covering the sale or other distribution of all or any portion of the Registrable Securities held by such Initiating Form S-3 Holder ("Form S-3 Demand"), (ii) the reasonably anticipated aggregate price to the public would equal or exceed $5,000,000 for such Initiating Form S-3 Holder or Holders collectively, and (iii) the Company is a registrant qualified to use Form S-3 (or any successor thereto) to register such Registrable Securities, then the Company shall use its commercially reasonable efforts to register under the Securities Act on Form S-3 (or any successor thereto) as soon as practicable after receipt of an S-3 Demand for sale in accordance with the method of disposition specified in the Form S-3
Demand and the number of Registrable Securities specified in such Form S-3
Demand. Notwithstanding the foregoing, if the Company shall furnish to the
Initiating Form S-3 Holder a certificate signed by the Chief Executive Officer of the Company stating that in the good faith opinion of the Company's Board of
Directors it would be materially detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore desirable to defer the filing of such registration statement, the Company shall have the right to defer taking action, but only once within any 12-month period, with respect to such filing for a period of 90 days after receipt of the Form S-3
Demand.

      (b)   Number of Form S-3 Demands. Subject to the requirements set forth in
Section 3.3(a), any Selling Holders may exercise an unlimited number of Form S-3
Demands during the term of this Agreement.

      4.    Hold-Back Agreements. Each holder of Registrable Securities shall, if requested by the managing underwriter or underwriters in an Underwritten
Offering, agree not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration
Statement, including a sale pursuant to Rule 144 under the Securities Act, except as part of such underwritten registration, during the 15-day period prior to,

                                      -9-

and during a period ("Lock-Up Period") ending on the earlier of (a) such time as the Company and the managing underwriter shall agree and (b) 180 days after the effective date of, each Underwritten Offering made pursuant to such Registration
Statement.

      5.    Registration Procedures. If and whenever the Company is obligated to effect the registration of some or all Registrable Securities pursuant to
Section 3, the Company shall use all commercially reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall as expeditiously as practicable:

      (a)   prepare and file with the SEC, as soon as practicable, a
Registration Statement on an appropriate registration form, which Registration
Statement shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements and other information required by the SEC to be filed therewith or incorporated by reference therein, and in either case use all commercially reasonable efforts to cause such Registration Statement to become effective and, with respect to a Registration Statement filed pursuant to Section 3.1, remain effective in accordance with Section 3.1(b); provided, however, that before filing a Registration Statement or Prospectus or any amendment or supplement thereto, including information incorporated by reference after the initial filing of the Registration Statement, the Company shall furnish to the holders of the Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed (including, upon request, any and all exhibits thereto), which documents shall be subject to the reasonable and prompt review of such holders and underwriters, and the Company shall not file any Registration
Statement or amendment thereto or any Prospectus or any supplement thereto to which the designated counsel to the holders of the Registrable Securities covered by such Registration Statement, or the managing underwriter or underwriters, if any, shall reasonably object;

      (b)   prepare and file with the SEC such amendments and post-effective amendments and supplements to such Registration Statement as may be necessary to keep the Registration Statement effective for 180 days, or such shorter period that shall terminate when all Registrable Securities covered by such
Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and cause such Prospectus supplement to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement and their counsel, during the applicable period in accordance with the intended method or methods of distribution by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus;

      (c)   notify each selling holder of Registrable Securities and the managing underwriter or underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing promptly, (i) when the Prospectus or any Prospectus supplement or post-effective amendment to the Registration
Statement has been filed, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii)
of any comments of the SEC or any state securities authority with regard to the
Registration Statement and of any request by the SEC or any state securities authority for amendments or

                                      -10-

supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the
Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) in the case of any shelf
Registration Statement, if between the effective date of a Registration
Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sale agreement or other similar agreement, relating to the offering cease to be true and correct in all material respects and (vi) of the happening of any event or the discovery of any facts that makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

      (d)   make every commercially reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

      (e)   if requested by the managing underwriter or underwriters or a holder of Registrable Securities being offered for sale in connection with an
Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such holder of Registrable Securities being offered for sale consider should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered for sale, the purchase price being paid therefor and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering;
and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

      (f)   furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the
Registration Statement, any amendment (including any post-effective amendment)
thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

      (g)   provide a transfer agent with CUSIP numbers not later than the effective date of the Registration Statement;

      (h)   deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus
(including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request;

                                      -11-

      (i)   prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the state securities or blue sky laws of such jurisdictions in the United
States of America as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the
Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

      (j)   cooperate with the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold without any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters may request at least two business days prior to any sale of Registrable Securities to underwriters;

      (k)   upon the occurrence of any event contemplated by clause (vi) of paragraph (c) above, prepare a supplement or post-effective amendment to the
Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, the Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

      (l)   use reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or on Nasdaq on which the Common Stock is then listed;

      (m)   enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of Registrable Securities covered by a Registration
Statement and in such connection, if an underwriting agreement is entered into and if the registration is an underwritten registration (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary Underwritten Offerings; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any, and the designated counsel to the holders of the Registrable Securities being sold), addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such holders and underwriters; and (iii) obtain
"comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters by underwriters in connection with primary Underwritten Offerings;

                                      -12-

      (n)   make available for inspection by a representative of the holders of at least a majority of the Registrable Securities being sold, any underwriter participating in any disposition pursuant to a Registration Statement and any attorney or accountant retained by the holders of at least a majority of the
Registrable Securities being sold or any underwriter, all non-confidential financial and other records and all pertinent corporate documents and properties of the Company reasonably requested by such representative, underwriter, attorney or accountant, and cause the Company's officers, directors and employees to be available for discussions with and to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement;

      (o)   use reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as provided in Rule 158 or otherwise as soon as reasonably practicable, earnings statements covering the period of at least 12 months but not more than 18 months satisfying the provisions of Section 11(a) of the Securities Act;

      (p)   promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriter or underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request; and

      (q)   otherwise reasonably cooperate with the selling holders of
Registrable Securities and to take such other actions and execute such other documents as necessary to carry out the intent of this Agreement.

      The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing; provided, however, that such information shall be used by the Company only to the extent necessary for, and in connection with, such registration.

      Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 5(c)(vi) hereof, such holder shall forthwith discontinue disposition of such Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j), or until it is advised in writing ("Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, and, if so directed by the
Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the maintenance of the Registration Statement in Section
3 shall be extended

                                      -13-

by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(c)(vi) to and including the date when each seller of Registrable Securities covered by such Registration
Statement shall have received the copies of the supplemented or amended
Prospectus contemplated by Section 5(k) or the Advice.

      6.    Expenses of Registration. All Registration Expenses incurred in connection with any registration commenced in accordance with Section 3 (even if subsequently terminated or withdrawn) shall be borne by the Company. All Selling
Expenses relating to Registrable Shares registered on behalf of any Person shall be borne by such Person.

      7.    Indemnification.

      (a)   Indemnification by Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable
Securities, its officers, directors, partners, legal counsel, accountants and employees and each Person who controls such holder (within the meaning of
Section 15 of the Securities Act) against all losses, claims, damages, liabilities and expenses (or actions, proceedings or settlements in respect thereof) arising out of or based on (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement (or amendment
(including any post-effective amendment) or supplement thereto), Prospectus or preliminary Prospectus, offering circular or other document incident to any registration, qualification or compliance, or in any amendment or supplement thereto, including all documents incorporated therein by reference, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance; provided, however, that, in each case, the Company will not be liable to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder of Registrable
Securities specifically for inclusion in the Registration Statement (or amendment or post-effective amendment), offering circular or other document incident to any registration, qualification or compliance. The Company will reimburse each holder of Registrable Securities and each of its officers, directors, partners, legal counsel, accountants and employees and each Person controlling such holder, for any legal and other expenses reasonably incurred in connection with investigating and defending against or settling with respect to any such loss, claim, damage, liability or expense. It is agreed that the indemnity agreement continued in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities
Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities, if requested.

      (b)   Indemnification by Holder of Registrable Securities. Each holder of
Registrable Securities shall indemnify and hold harmless, to the full extent permitted by law, the Company,

                                      -14-

its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based on (i) any untrue or alleged untrue statement of a material fact contained in any Registration
Statement (or amendment (including any post-effective amendment) or supplement thereto), Prospectus or preliminary Prospectus, offering circular or other document incident to any registration, qualification or compliance, or any amendment or supplement thereto, including all documents incorporated therein by reference, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading but in the case of clause (i) and (ii) only to the extent that such untrue statement is contained or omission is required to be in any information so furnished in writing by such holder of Registrable Securities to the Company specifically for inclusion in such Registration Statement (or amendment (including any post-effective amendment) or supplement thereto),
Prospectus or preliminary Prospectus, any offering circular or other document incident to registration, qualification or compliance or any amendment or supplement thereto. The liability of any selling holder of Registrable
Securities hereunder shall not exceed the dollar amount of the net proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Registration Statement (or amendment (including any post-effective amendment) or supplement thereto),
Prospectus, or preliminary Prospectus, offering circular or other document incident to registration, qualification or compliance or any amendment or supplement thereto.

      (c)   Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice after receipt of actual knowledge of any claim as to which indemnity may be sought to the indemnifying party of any claim with respect to which it seeks indemnification and (ii)
permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any
Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A)
the indemnifying party has agreed to pay such fees or expenses, or (B) the indemnifying party shall have failed to assume the defense of such claim or to employ counsel reasonably satisfactory to such Person. Failure to give notice as required hereunder shall not relieve the indemnifying party of its obligations unless the failure to give such notice is prejudicial to the indemnifying party.
If such defense is not assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement or consent to judgment made without its consent (but if such consent is requested, such consent shall not be unreasonably withheld). No indemnified party shall be required to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, except that if, in the reasonable judgment of the indemnified party, after consultation with counsel, a conflict of interest may exist between such indemnified party and any other

                                      -15-

indemnified parties or there may exist legal defenses for such indemnified party that are materially different from those or in addition to those available to the other indemnified parties with respect to such claim, the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel for the holders of Registrable Securities.

      (d)   Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party with respect to any loss, liability, claim, demand or expense referred to therein or insufficient to hold it harmless as contemplated by the preceding paragraphs (a)
and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, demand or expense as well as other relevant equitable considerations. The relative fault of the indemnified party and the indemnifying party shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnified party or the indemnifying party and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that no holder of Registrable
Securities shall be required to contribute in an amount greater than the dollar amount of the net proceeds received by such holder with respect to the sale of any Registrable Securities. No Person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      (e)   Conflicting Provisions. If the indemnification provisions of this
Agreement conflict with the indemnification provisions of any underwriting agreement, the provisions of the underwriting agreement shall govern.

      8.    Current Public Information. Once and for so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15 (d) of the Exchange Act and the
rules and regulations adopted by the SEC thereunder in a timely manner, and that, if it ceases to be so required to file such reports, it will upon the request of any holder of Registrable Securities (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the
Securities Act, (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act, and
(iii) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such holder to sell its
Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (B) Rule 144A under the
Securities Act, as such Rule may be amended from time to time, or (C) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                                      -16-

      9.    Covenants of the Company.

      (a)   Financial Reporting.

            (i)   The Company will maintain and will cause all of its
subsidiaries to maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied ("GAAP"), and will set aside on its books all such proper accruals and reserves as shall be required under
GAAP.

            (ii)  As soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, the Company will furnish to each holder of Registrable Securities who owns at least 5% of the shares of Preferred Stock acquired by such holder pursuant to the Investment
Agreement (each, a "Qualified Holder") as at the end of such fiscal year, a consolidated balance sheet of the Company and its subsidiaries, a statement of income, a statement of stockholders' equity and a statement of cash flows of the
Company and its subsidiaries, all prepared in accordance with GAAP and setting forth in each case, in comparative form, the figures for the previous fiscal year, all in reasonable detail and audited and certified by independent public accountants of nationally recognized standing selected by the Company.

            (iii) The Company will furnish to each Qualified Holder, as soon as practicable after the end of each month and in any event within 45 days thereafter, an unaudited balance sheet of the Company and its subsidiaries as of the end of such month, an unaudited statement of income, an unaudited statement of stockholder's equity and an unaudited statement of cash flows of the Company and its subsidiaries for month and for the current fiscal year to date, prepared in accordance with GAAP, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made and management commentary as of the end of such fiscal quarter in accordance with
GAAP, together with management's discussion and analysis of the financial results reflected in such financial statements and a reconciliation of such results to the Company's budget.

            (iv)  The Company will furnish to each Qualified Holder as soon as practicable, but in any event 45 days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis.

            (v)   At the time of delivery of each monthly and annual statement, the Company will furnish to each Qualified Holder a certificate, executed by either the president or chief financial officer of the Company stating (A) that such officer has caused this Agreement and the terms of the Certificate of
Designations of the Preferred Stock to be reviewed and has no knowledge of any default by the Company or any of its subsidiaries in the performance or observance of any of the provisions of this Agreement or such Certificate of
Designations or, if such officer has such knowledge, specifying such default, and (B) with respect to the delivery of annual statements, a statement as to the then Conversion Price of the Preferred Stock (as defined in the Certificate of
Designations for the Preferred Stock) and the number of shares of Common Stock into which each share of Preferred Stock may then be converted.

                                      -17-

            (vi)  Promptly upon receipt thereof, and subject to any applicable privileges, the Company will furnish to each Qualified Holder any written report, so called "management letter," and any other material written communication submitted to the Company or any Subsidiary by its independent public accountants relating to the business, prospects or financial condition of the Company and its subsidiaries.

            (vii) Promptly after the commencement thereof, and subject to any applicable privileges, the Company will furnish to each Qualified Holder notice of (A) all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company (or any subsidiary) which, if successful, could have a material adverse effect on the Company and its subsidiaries, taken as a whole; and (B) all material defaults by the Company or any subsidiary (whether or not declared) under any agreement for money borrowed (unless waived or cured within applicable grace periods).

            (viii) Promptly upon sending, making available, or filing the same, the Company will furnish to each Qualified Holder all reports, press releases and financial statements as the Company (or any subsidiary) shall send or make available generally to the stockholders of the Company, the general public or to the SEC.

            (ix)  The Company will furnish to each Qualified Holder such other information with regard to the business, properties or the condition or operations, financial or otherwise, of the Company or its subsidiaries which is material to the Company as such Qualified Holder may from time to time reasonably request.

      (b)   Inspection Rights. Upon reasonable written notice to the Company, each Qualified Holder shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested.

      (c)   Confidentiality. Each holder of Registrable Securities agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such holder uses to protect its own confidential information to keep confidential any information furnished to it which the
Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such holder may disclose such proprietary or confidential information to any partner, subsidiary or parent of such holder for the purpose of evaluating its investment in the
Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 9(c).

      (d)   Reservation. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred
Stock, all Common Stock issuable from time to time upon such conversion.

                                      -18-

      (e)   Restrictive Covenant Agreements. The Company shall require all current and future management level employees (other than employees providing solely administrative functions) to execute and deliver a restrictive covenants agreement in the form approved by the Board of Directors. The Company will take all reasonable steps necessary to obtain, and thereafter will use its reasonable efforts to maintain in full force and effect, all licenses, patents, trademarks, trade names and copyrights reasonably necessary to the conduct of its business.
The Company will make all reasonable efforts to prevent unprotected disclosure of its intellectual property assets.

      (f)   Indemnification Agreements. The Company will indemnify members of the Board of Directors to the broadest extent permitted by applicable law and enter into indemnification agreements with each director in substantially the form attached hereto as Exhibit A. In addition, the Company shall promptly reimburse in full each non-employee director of the Company for all reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and all committees thereof. Following an IPO, all members of the Board of
Directors, except those that are also employed by the Company, shall receive the same compensation, if any, for being on the Board of Directors and attending meetings.

      (g)   Subsidiary Boards. Unless otherwise required by applicable law, the
Company shall cause the boards of directors of each of its subsidiaries to be comprised of each of the members of the Board of Directors and such boards shall have no other members.

      (h)   Equity Incentive Plan. Following the date hereof, the Company shall not issue (or reserve for issuance) shares of capital stock or rights to acquire capital stock to employees, consultants and directors except for 446,617 shares of Common Stock authorized for issuance under the Company's Management Equity
Incentive Plan (the "Plan") or the Protek Stock Purchase Agreement (as such term is defined in the Investment Agreement) unless such issuance or reservation is approved by the holders of a majority of the outstanding Registrable Securities.
The Company shall not grant options under the Plan after the date hereof, without the consent of a majority of the Directors nominated by Quadrangle.

      (i)   Insurance. If available at commercially reasonable rates, the
Company shall maintain a Director and Officer insurance policy on the directors and officers of the Company of at least $5,000,000 in the aggregate. The Company shall also obtain not later than three (3) months after the date hereof or as soon as practicable thereafter and maintain key man life insurance on the life of Gordon D. Quick in the amount of $2,000,000. The Company will maintain such policy and will not cause or permit any assignment of the proceeds of such policy and will not borrow against such policy. The Company will add a designee of the Quadrangle Investors as a notice party to such policy, and will request that the issuer of such policy provide such designee with at least ten (10)
days' notice before such policy is terminated (for failure to pay premium or otherwise) or assigned, or before any change is made in the designation of the beneficiary thereof.

      (j)   Accountants. The Company shall not make any change in or select new certified public accountants without the prior written consent of the holders of a majority of Registrable Securities.

                                      -19-

      (k)   Payment of Taxes. The Company will pay and discharge (and cause any subsidiary to pay and discharge) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company (or any subsidiary), provided that neither the Company nor any subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if the Company or such subsidiary shall have set aside on its books adequate reserves with respect thereto.

      (l)   Compliance with Laws, etc. The Company will comply (and cause each of its subsidiaries to comply) with all applicable laws, rules, regulations and orders of any governmental authority, the noncompliance with which would materially adversely affect the business or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole.

      (m)   Corporate Existence; Ownership of Subsidiaries. The Company will, and will cause its subsidiaries to, at all times preserve and keep in full force and effect their corporate existence, and rights and franchises material to the business of the Company and its subsidiaries, taken as a whole, and will qualify, and will cause each of its subsidiaries to qualify, to do business as a foreign corporation in any jurisdiction where the failure to do so would have a material adverse effect on the business, condition (financial or other), assets, properties or operations of the Company and its subsidiaries, taken as a whole.
The Company shall at all times own of record and beneficially, free and clear of all liens, charges, restrictions, claims and encumbrances of any nature, all of the issued and outstanding capital stock of each of its subsidiaries.

      (n)   Compliance with ERISA. The Company will comply, (and cause each of its subsidiaries to comply) in all material respects with all minimum funding requirements applicable to any pension or other employee benefit plans which are subject to Employee Retirement Income Security Act of 1974, as amended ("ERISA")
or to the Internal Revenue Code of 1986 (the "Code"), and comply in all other material respects with the applicable provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. Neither the Company nor any of its subsidiaries will permit any event or condition to exist which would permit any such plan to be terminated under circumstances which cause the lien provided for in Section 3068 of ERISA to attach to the assets of the Company or any of its subsidiaries.

      (o)   Termination. All covenants of the Company contained in Section 9 of this Agreement shall expire and terminate as to each Qualified Holder upon the effective date of the registration statement pertaining to an IPO.

      10.   Miscellaneous.

      (a)   No Inconsistent Agreements. The Company is not a party to, and the
Company shall not enter into any agreement (as amended) with respect to any of its securities that would by its terms (i) preclude the exercise by the holders of Registrable Securities of any rights of

                                      -20-

such holders granted in this Agreement or (ii) preclude the Company from performing its obligations under this Agreement.

      (b)   Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the holders of a majority of all Registrable Securities; provided, however, that any amendment which adversely affects a holder of Registrable Securities in a manner disproportionately differently than the consenting holders of a majority of the
Registrable Securities shall require the consent of such adversely affected holder of Registrable Securities; provided, further, that the Company shall have the right, without the consent or signature of any of the holders of Registrable
Securities being required, to amend this Agreement (including Schedule A hereto)
for the purpose of adding additional present or future holders of Registrable
Securities issued under the Plan as additional parties to the Agreement. The failure or delay of a party in the exercise of any right, remedy or power under this Agreement on any occasion shall not be considered a waiver of, or deprive that party of the right thereafter to exercise, any such right, remedy or power.

      (c)   Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile, or courier guaranteeing overnight delivery:

            (i)   if to a holder of Registrable Securities, to its address or facsimile of record on the books of the Company.

            (ii)  if to the Company, to:

                  Daleen Holdings, Inc.
                  c/o Daleen Technologies, Inc.
                  902 Clint Moore Road, Suite 230
                  Boca Raton, FL 33487
                  Attention: General Counsel
                  Facsimile No.: (561) 981-1106

                  with a copy to:

                  Kirkpatrick & Lockhart LLP
                  Henry W. Oliver Building
                  535 Smithfield Street
                  Pittsburgh, Pennsylvania 15222-2312
                  Attention:  Robert P. Zinn, Esq.
                  Facsimile No.: (412) 355-6501

                  and

                                      -21-

                  Quadrangle Group LLC
                  375 Park Avenue
                  New York, New York 10152
                  Attention: Chief Administrative Officer
                  Facsimile number: (212) 418-1701

                  with a copy (which shall not constitute notice) to:

                  Weil, Gotshal & Manges LLP
                  100 Federal Street
                  Boston, MA 02110
                  Attention: James Westra, Esq.
                  Facsimile: (617) 772-8333

      or at such other address or facsimile number as any party specifies by notice given to the other parties in accordance with this Section.

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if faxed; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

      (d)   Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Permitted
Transferees of the holders of Registrable Securities.

      (e)   Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (f)   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in Delaware without regard to principles of conflicts of laws.

      (g)   Severability. Each provision of this Agreement shall be considered severable, and if for any reason any provision that is not essential to the effectuation of the basic purposes of the Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under existing or future applicable law, such invalidity shall not impair the operation of or affect those provisions of this Agreement that are valid. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

      (h)   Entire Agreement; Termination of Predecessor Agreements. This
Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the

                                      -22-

subject matter contained herein. There are no representations, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company hereby. This
Agreement supersedes all prior or contemporaneous agreements and understandings between the parties hereto with respect to such subject matter, and cannot be changed or terminated orally.

      (i)   Term. Except as specifically provided herein and other than the provisions of Sections 6 and 7, which shall survive the termination of this
Agreement, this Agreement shall terminate and cease to be of any further force or effect on the fifth anniversary of the date of the consummation of the
Company's IPO; provided, however, that with respect to any particular party to this Agreement, this Agreement shall (except for the indemnification provisions set forth in Section 7, which shall survive termination of this Agreement), terminate and cease to be of any further force or effect on the first date on which that party ceases to hold any Registrable Securities.

      (j)   Assignment and Transfer. The rights of any party under this
Agreement may be assigned or transferred to any Permitted Transferee. This
Agreement does not itself confer upon any party the right to make any transfer or modify in any respect any restrictions upon transfer under any stockholders or other agreement or applicable law, and any Person to whom securities are transferred in violation of any such agreement or law shall not have any rights under this Agreement with respect to any such securities. All shares of
Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

      (k)   Construction. As used in this Agreement, unless the context otherwise requires (i) references to "Sections" are to sections of this
Agreement, (ii) "hereof," "herein," "hereunder" and comparable terms refer to this Agreement in its entirety and not to any particular part of this Agreement,
(iii) the singular includes the plural and the masculine, feminine and neutral gender includes the other, (iv) "including" or "includes" shall be deemed to be followed by the phrase "without limitation," and (v) headings of the various
Sections and subsections are for convenience of reference only and shall not be given any effect for purposes of interpreting this Agreement.

      (l)   Actions by the Company. The Company shall not, without the prior written consent of holders of a majority of the Registrable Securities, grant registration rights to any Person that are, taken as a whole, superior to the registration rights granted in this Agreement to the holders of Registrable
Securities.

      (m)   Damages. The Company recognizes and agrees that a holder of
Registrable Securities shall not have an adequate remedy if the Company fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any such holder shall be entitled to seek specific performance of the Company's obligations hereunder and that the Company will not oppose an application seeking such specific performance.

                                      -23-

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

  THE COMPANY:                       DALEEN HOLDINGS, INC.

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE HOLDERS OF
 REGISTRABLE SECURITIES:

                                     QUADRANGLE CAPITAL PARTNERS LP

                                        By: Quadrangle GP Investors LP, its
                                            General Partner
                                            By: Quadrangle GP Investors LLC, its
                                                General Partner

                                                By: ____________________________
                                                Name:___________________________
                                                Title:__________________________

                                     QUADRANGLE SELECT PARTNERS LP

                                        By: Quadrangle GP Investors LP, its
                                            General Partner
                                            By: Quadrangle GP Investors LLC, its
                                                General Partner

                                                By: ____________________________
                                                Name:___________________________
                                                Title:__________________________

                                     QUADRANGLE CAPITAL PARTNERS-A LP

                                        By: Quadrangle GP Investors LP, its
                                            General Partner
                                            By: Quadrangle GP Investors LLC, its
                                                General Partner

                                                By: ____________________________
                                                Name:___________________________
                                                Title:__________________________

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE HOLDERS OF
REGISTRABLE SECURITIES:

                                        BEHRMAN CAPITAL II, L.P.

                                        By:  Behrman Brothers, LLC, its
                                        General Partner

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        STRATEGIC ENTREPRENEUR
                                        FUND II, L.P.

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE HOLDERS OF
REGISTRABLE SECURITIES:                 ____________________________

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   SCHEDULE A

             HOLDERS OF REGISTRABLE SECURITIES AND NOTICE ADDRESSES

HOLDERS OF REGISTRABLE SECURITIES                     ADDRESS
------------------------------------------------------------------------------

Quadrangle Capital Partners LP
------------------------------------------------------------------------------
Quadrangle Select Partners LP
------------------------------------------------------------------------------
Quadrangle Capital Partners-A LP
------------------------------------------------------------------------------
Behrman Capital II, L.P.
------------------------------------------------------------------------------
Strategic Entrepreneur Fund II, L.P.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                                       EXHIBIT D

                          TRANSACTION SUPPORT AGREEMENT

      This Transaction Support Agreement (this "Agreement"), dated as of May 7,
2004, is by and among Quadrangle Capital Partners LP, a Delaware limited partnership ("QCP"), Quadrangle Select Partners LP, a Delaware limited partnership ("QSP"), Quadrangle Capital Partners-A LP, a Delaware limited partnership ("QCP-A" and together with QCP and QSP, the "Quadrangle Entities"),
Daleen Technologies, Inc., a Delaware corporation ("Daleen"), Daleen Holdings,
Inc., a newly formed Delaware corporation that is a wholly owned subsidiary of
Daleen ("Newco"), Behrman Capital II, L.P., a Delaware limited partnership
("Behrman"), Strategic Entrepreneur Fund II, L.P., a Delaware limited partnership ("SEF"), Protek Telecommunications Solutions Ltd., a corporation organized under the laws of England and Wales, whose principal place of business is located at 1 York Road, Maidenhead, Berkshire, United Kingdom ("Protek"),
Paul A. Beaumont ("Beaumont"), Geoff Butcher ("Butcher"), and Ian Watterson
("Watterson"). The Quadrangle Entities, Daleen, Newco and Protek are referred to in this Agreement as the "Specified Parties" and, together with the other parties to this agreement, the "Parties".

      Concurrent with the execution and delivery of this Agreement, the Parties are entering into and delivering (a) a Stock Purchase Agreement by and among
Newco, Protek, Beaumont, Butcher, Watterson and the other shareholders of Protek
(the "Protek Agreement"), (b) an Agreement and Plan of Merger by and among
Daleen, Newco and Parallel Acquisition, Inc., a wholly owned subsidiary of Newco
("Acquisition Sub") (the "Daleen Agreement"), and (c) an Investment Agreement by
and among Newco, the Quadrangle Entities, Behrman and SEF (the "Investment
Agreement" and, together with the Protek Agreement and the Daleen Agreement, the
"Transaction Agreements"). The Parties are entering into this Agreement for the purpose of coordinating the performance and consummation of the transactions contemplated by Transaction Agreements and to impose certain restrictions on the exercise of termination rights and waiver of conditions under the Transaction
Agreements.

      The Parties therefore, in consideration of the mutual covenants set forth herein and in the Transaction Agreements, hereby agree as follows:

      1.    Concurrent Closings. The consummation of the transactions
contemplated by the Transaction Agreements shall occur on the second business day after the satisfaction and waiver (as provided herein and therein) of each of the conditions set forth in Article VII of the Daleen Agreement, Sections 8 and 9 of the Protek Agreement and Section 6 of the Investment Agreement (other than conditions that may only be satisfied by deliveries to be made at the respective closings) at the offices of Kirkpatrick & Lockhart LLP located at 599
Lexington Avenue, New York, New York at 11 a.m., local time, or such other time and place as the Specified Parties may agree. None of the transactions contemplated by any Transaction Agreement shall be, nor be deemed to have been, consummated unless the transactions contemplated by each other Transaction
Agreement shall have been or are simultaneously being consummated.

      2.    No Exercise of Certain Termination Rights. No Specified Party shall exercise the rights of termination provided under (a) Section 12.1(i) of the
Protek Agreement, (b) Section 8.01(a) of the Daleen Agreement, or (c) Section
9.3(a) of the Investment Agreement without the prior written consent of each other Specified Party. Newco shall not exercise the termination rights provided under Sections 8.01(e) or (f) of the Daleen Agreement without the prior written consent of each other Specified Party other than Daleen.

      3.    Cross-Termination. Upon termination of any Transaction Agreement in accordance with both the terms of such Transaction Agreement and this Agreement, the Parties effecting such termination shall provide prompt written notice to the other Parties to the address set forth on the signature pages hereto and the
Parties shall cause each other Transaction Agreement to terminate. Upon such a termination of all Transaction Agreements, this Agreement shall terminate and be of no further force and effect.

      4.    No Amendments. No material representation, warranty, condition, covenant or agreement set forth in any Transaction Agreement shall be amended, waived or modified without the prior written consent of each Specified Party (it being understood that the updating of schedules provided for under any
Transaction Agreement shall not of itself constitute such an amendment, waiver or modification). The foregoing shall not be deemed to limit or modify the rights of any Party to withhold consent to the amendment of any Transaction
Agreement in accordance with its terms.

      5.    No Waivers. No material condition of any Specified Party to the performance of that party's obligations under a Transaction Agreement shall be waived by that Specified Party without the prior written consent of the other
Specified Parties.

      6.    Further Assurances. Each Party shall use all reasonable efforts to take or cause to be taken all actions, and to do or cause to be done all other things, necessary, proper or advisable in order for such Party to fulfill and perform its obligations in respect of this Agreement and each of the Transaction
Agreements to which it is a party, or otherwise to consummate and make effective the transactions contemplated by the Transaction Agreements.

      7.    SEC Transaction Filings. Each Party shall cooperate with Daleen as may be reasonably requested by it in connection with the preparation, filing and mailing of the SEC Transaction Filings (as such term is defined in the Daleen
Agreement), including provision of such information as may be necessary or reasonably requested for inclusion therein. The information to be provided by each other Party to Daleen for inclusion in any SEC Transaction Filing will be true and correct and will not, neither at the time such information is provided to Daleen nor when the definitive SEC Transaction Filings are filed with the SEC and mailed to Daleen stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Party shall provide prompt notice to Daleen of any change that makes or is reasonably likely to make such information untrue or misleading, and shall cooperate with Daleen in the preparation, filing and mailing of any amendments to an SEC Transaction Filing made necessary or desirable by such developments.

      8.    Representations of Each Party. Each Party hereby represents and warrants to each other Party as follows:

      (a)   Such Party has full power and authority to enter into this
Agreement and the other Transaction Agreements and to perform fully its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. If an entity, such entity has been duly organized under the applicable laws of its jurisdiction of organization. The execution and delivery of this Agreement and the other Transaction Agreements and the performance by such Party of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of such
Party, including, if an entity, all necessary action of its equityholders and its directors or comparable governing body. Each of this Agreement and the other
Transaction Agreements is a valid and binding obligation of such Party, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and transfer, reorganization, receivership, moratorium, and other similar laws affecting the rights and remedies of creditors generally and to the general principles of equity.

      (b)   Except as disclosed in any Transaction Agreement or the applicable schedule thereto, neither the execution, delivery or performance of this
Agreement and the other Transaction Agreements nor the consummation of the transactions contemplated hereby and thereby, with or without the giving of notice or passage of time, or both, will violate, or result in any breach of, or constitute a default under, or result in the imposition of any encumbrance upon any asset of such Party pursuant to any provision of its charter, bylaws or other charter or governing instrument or agreement, or any statute, rule or regulation, or other agreement, document or instrument by which the Company is bound or to which it or any of its properties are subject.

      (c)   Except as disclosed in any Transaction Agreement or the applicable schedule thereto, there is no litigation or governmental proceeding or investigation pending or, to the knowledge of such Party, threatened against such Party in respect of the transactions contemplated by this Agreement and the
Transaction Agreements.

      (d)   Except as disclosed in any Transaction Agreement or the applicable schedule thereto, no person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon such Party for any commission, fee or other compensation as a finder or broker because of any act or omission by such Party.

      9.    Certain Notices. Each Party hereto shall provide prompt written notice to each other Party upon obtaining actual knowledge of any of the following:

      (a)   the occurrence of any event or circumstance that has or is reasonably expected to have (i) a "Company Material Adverse Effect" as defined in the Protek Agreement, (ii) a "Parent Material Adverse Effect" or "Daleen
Material Adverse Effect" as defined in the Daleen Agreement, or (ii) a "Material
Adverse Effect" on Newco as such terms are defined in the Investment Agreement;

      (b)   the pendancy of, or a threat to bring, any litigation, the existence, or the entry of a final and adverse judgment in respect, of which would cause any of the conditions set forth in Article VII of the Daleen
Agreement, Sections 8 and 9 of the Protek Agreement and Section 6 of the
Investment Agreement to fail to be satisfied if not cured prior to the date of determination of satisfaction of such conditions;

      (c)   any material breach by such Party or another Party of any of the covenants and agreements set forth in the Transaction Agreements or this
Agreement; and

      (d)   any event or occurrence which in such Party's opinion is reasonably likely to result in any of the conditions set forth in Article VII of the Daleen
Agreement, Sections 8 and 9 of the Protek Agreement and Section 6 of the
Investment Agreement not being capable of being satisfied on or before September
30, 2004.

      10.   Certain Fees. (a) General. Terms used in this Section 10 without definition have the meanings given to them in the Daleen Agreement.

      (b)   In the event (i) Daleen shall have terminated the Daleen Agreement pursuant to Section 8.01(g) thereof or (ii) Parent shall have terminated the
Daleen Agreement pursuant to Section 8.01(f) thereof and either (1) the board of directors of Daleen (or any committee thereof) shall have recommended to the stockholders of Daleen a Competing Transaction or (2) Daleen enters into or approves a definitive agreement with respect to, or consummates, a Competing
Transaction with any person (other than Parent, Merger Sub or their respective affiliates) within twelve (12) months following such termination, then, in any such case, Daleen shall promptly (and, in any event, within three (3) business days after (x) termination by Daleen pursuant to clause (i) and (y) the later of such termination or the consummation of such Competing Transaction pursuant to clause (ii)), pay to the Quadrangle Entities (or to such entity(ies) as the
Quadrangle Entities may jointly designate in writing) their pro rata shares of an aggregate one-time termination fee of $500,000 (the "Quadrangle Termination
Fee"). The Quadrangle Termination Fee shall be payable by wire transfer of immediately available funds.

      (c)   Daleen shall pay Quadrangle Entities (or to such entity(ies) as the
Quadrangle Entities may jointly designate in writing) their pro rata shares of an aggregate fee equal to the Transaction Expenses of the Quadrangle Entities upon the termination of the Daleen Agreement pursuant to Section 8.01 thereof
(but excluding any termination thereof resulting from the covenants of the
Parties under Section 3 of this Agreement that arises from a breach by any
Quadrangle Entity of any of its representations, warranties, covenants or agreements in the Investment Agreement). "Transaction Expenses" shall mean, in respect of any given party, that party's reasonable documented out-of-pocket fees, costs and expenses (including travel expenses and legal, accounting, financial advisor and other consultant fees and expenses) incurred in connection with this Agreement and the transactions contemplated by this Agreement, including the preparation, execution and delivery of this Agreement and such party's compliance with this Agreement, whether or not the transactions contemplated hereby shall be consummated.

      (d)   Daleen shall pay to Protek a fee equal to Protek's Transaction
Expenses upon the termination of the Daleen Agreement pursuant to Sections 8.01
(f) or (g) thereof, provided (i) that Protek shall not have been in breach of any representation, warranty, covenant or agreement in the Protek Agreement at the time of such termination that would give rise to a claim for indemnification thereunder, and (ii) that no "Company Material Adverse Effect," as defined in the Protek Agreement, shall exist at the time of such termination, and provided, further, that such payment of Transaction Expenses shall be made first by offset against the principal amount and accrued but unpaid interest owed to Daleen under the Protek Bridge Facility (as defined in the Protek Agreement).

      (e)   Any payment required to be made pursuant to this Section 10 shall be made as promptly as practicable but, in the case of paragraphs (c) and (d), not later than five (5) business days after the final determination by the
Quadrangle Entities or Protek respectively of such amount and shall (subject to the second proviso of paragraph (d) immediately preceding) be made by wire transfer of immediately available funds to an account designated in writing by the Quadrangle Entities or Protek, as the case may be.

      11.   No Publicity. No Party hereto shall issue any press release or make any public announcement concerning this Agreement or the Transaction Agreements, nor any transaction contemplated hereby or thereby, without the prior written consent of each other Party hereto, which they may withhold in their reasonable discretion (it being acknowledged and agreed that such discretion in approval may reasonably include the effects of any such publicity on Daleen, including the effects of the requirements of U.S. Federal securities laws and the costs and administrative inconvenience which might be imposed by requiring parallel announcements by Daleen). It is acknowledged and agreed that Daleen will publicly announce the execution of this Agreement, the Protek Agreement, the
Daleen Agreement and the Investment Agreement, and will make such other public filings in respect thereof and of the transactions contemplated hereby and thereby as are required by law or are necessary or appropriate in order to effect the transactions contemplated hereby and thereby.

      12.   Miscellaneous. This Agreement is governed by New York law without regard to principles of conflict of law. Together with the Transaction
Agreements, this Agreement constitutes the entire agreement of the Parties in respect of the subject matter of this Agreement and may only be amended in writing by a document signed by all the Parties. This Agreement may be signed in counterparts.

[Remainder of page intentionally left blank; counterpart signature pages follow]

      The undersigned have executed this Agreement, intending to be bound hereby, as of the date first set forth above.

                                 QUADRANGLE CAPITAL PARTNERS LP
                                   By: Quadrangle GP Investors LP, its General
                                       Partner
                                       By: Quadrangle GP Investors LLC, its
                                           General Partner

                                           By: /s/ M. Huber
                                               ---------------------------------
                                                Name: Michael Huber
                                                Title: Managing Principal

                                 QUADRANGLE SELECT PARTNERS LP
                                   By: Quadrangle GP Investors LP, its General
                                       Partner
                                       By: Quadrangle GP Investors LLC, its
                                           General Partner

                                           By: /s/ M. Huber
                                               ---------------------------------
                                                Name: Michael Huber
                                                Title: Managing Principal

                                 QUADRANGLE CAPITAL PARTNERS-A LP
                                   By: Quadrangle GP Investors LP, its General
                                       Partner
                                       By: Quadrangle GP Investors LLC, its
                                           General Partner

                                           By: /s/ M. Huber
                                               ---------------------------------
                                                Name: Michael Huber
                                                Title: Managing Principal

                                 Address for Notices for above signatories:

Counterpart Signature Page to Transaction Support Agreement

                     Quadrangle Group LLC
                     375 Park Avenue
                     New York, New York 10152
                     Attention: Chief Financial Officer
                     Facsimile number: (212) 418-1701
                     Electronic mail address: michael.huber@quadranglegroup.com with a copy (which shall not constitute
                     notice) to:

                     Weil, Gotshal & Manges LLP
                     100 Federal Street
                     Boston, MA 02110
                     Attention: James Westra, Esq.
                     Facsimile number:  (617) 772-8333
                     Electronic mail address: james.westra@weil.com

         The undersigned have executed this Agreement, intending to be bound hereby, as of the date first set forth above.

                               DALEEN TECHNOLOGIES, INC.

                               By: /s/ Gordon Quick
                                   ---------------------------------------------
                               Name: Gordon Quick
                               Title: President and Chief Executive Officer

                               DALEEN HOLDINGS, INC.

                               By: /s/ Gordon Quick
                                   ---------------------------------------------
                               Name: Gordon Quick
                               Title: Chief Executive Officer

                               Address for Notices for above signatories:

                               Daleen Technologies Inc.
                               902 Clint Moore Road, Suite 230
                               Boca Raton, FL  33489
                               Attention:  Director of Legal Affairs
                               Facsimile number:  (561) 981-1106
                               Electronic mail address:  dlandry@daleen.com

                               with a copy (which shall not constitute
                               notice) to:

                               Kirkpatrick & Lockhart LLP
                               535 Smithfield Street
                               Pittsburgh, PA 15222
                               Attention: Robert P. Zinn, Esq.
                               Facsimile number: (412) 355-6501
                               Electronic mail address: rzinn@kl.com

      The undersigned have executed this Agreement, intending to be bound hereby, as of the date first set forth above.

                                   BEHRMAN CAPITAL II, L.P.

                                   By : Behrman Brothers, LLC, its
                                   General Partner

                                   By: /s/ Grant Behrman
                                       ----------------------------------------
                                   Name: Grant Behrman
                                   Title: Managing Member

                                   STRATEGIC ENTREPRENEUR
                                   FUND II, L.P.

                                   By: /s/ Grant Behrman
                                        ---------------------------------------
                                   Name: Grant Behrman
                                   Title: General Partner

      The undersigned have executed this Agreement, intending to be bound hereby, as of the date first set forth above.

                                   PROTEK TELECOMMUNICATIONS SOLUTIONS LTD.

                                   By: /s/ P.A. Beaumont
                                       ----------------------------------------
                                   Name: P.A. Beaumont
                                   Title: CEO

                                   PAUL A. BEAUMONT

                                   /s/ P.A. Beaumont
                                   -----------------------------------

                                   GEOFF BUTCHER

                                   /s/ Geoff Butcher
                                   -----------------------------------

                                   IAN WATTERSON

                                   /s/ Ian Watterson
                                   -----------------------------------

                                                                       Exhibit E

                            DALEEN TECHNOLOGIES, INC.

                               INVESTOR'S JOINDER

     The undersigned wishes to acquire from Daleen Holdings, Inc., a Delaware corporation ("Daleen Holdings") and a wholly-owned subsidiary of Daleen
Technologies, Inc. (the "Company"), that number of shares of Daleen Holdings'
Series A Convertible Redeemable PIK Preferred Stock, par value $0.01 per share
(the "Series A Preferred Stock"), set forth opposite the undersigned's name below and in the Election Notice of Sale of Series A Preferred Stock dated June
16, 2004.

     The Series A Preferred Stock is to be issued pursuant to the Series A
Convertible Redeemable PIK Preferred Stock Investment Agreement, dated as of May
7, 2004 (the "Investment Agreement"). The transactions contemplated by the
Investment Agreement are also the subject of a Transaction Support Agreement, dated as of May 7, 2004 (the "Transaction Support Agreement").

     The shares of Series A Preferred Stock are subject to the terms and conditions set forth in the Investment Agreement, including, without limitation, the requirement that the undersigned, prior to purchasing the Series A Preferred
Stock, agree to execute and deliver a Stockholders' Agreement and a Registration
Rights Agreement in substantially the form of the exhibits attached to the
Investment Agreement (those exhibits, together with the Investment Agreement and the Transaction Support Agreement are referred to herein as the "Transaction
Documents").

     The undersigned hereby joins the Investment Agreement as both an
"Additional Investor" under Section 1(c) thereof and as an "Investor" (as such terms are defined in the Investment Agreement), and agrees to be fully bound by the terms thereof.

     The undersigned hereby joins the Transaction Support Agreement as a "Party"
(but not as a "Specified Party") (as such terms are defined in the Transaction
Support Agreement), and agrees to be fully bound by the terms thereof.

     Subject to, and solely contingent upon the Closing (as such term is defined in the Investment Agreement), the undersigned hereby joins the Stockholders'
Agreement as a "Stockholder" (as such term is defined in the Stockholders'
Agreement), and agrees to be fully bound by the terms thereof.

     Subject to, and solely contingent upon the Closing (as such term is defined in the Investment Agreement), the undersigned hereby joins the Registration
Rights Agreement as a "party" and a "signatory" (as such terms are defined in the Registration Rights Agreement), and agrees to be fully bound by the terms thereof.

     The undersigned agrees that (a) he, she or it has been given a copy of each
Transaction Document and has had an opportunity to review it, and the undersigned is thoroughly familiar

with its terms, and (b) the Series A Preferred Stock is subject to the terms and conditions set forth in each Transaction Document.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, hereby executes this Joinder to each of the Transaction Documents as of the _____day of
June, 2004.

Number of shares:                          By
                 ----------------             -----------------------------
                                              Signature

                                            -------------------------------
                                            Printed Name

                                            -------------------------------
                                            Title